                                                                    EXHIBIT 10.4

When recorded, return to:
------------------------

Mark S. Biskamp, Esq.
Locke Liddell & Sapp
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201-6776

                                 DEED OF TRUST
                                 -------------

     This Deed of Trust (herein referred to as the "Deed of Trust"), is entered
                                                    -------------
into as of February 27, 2001 by CELLSTAR, LTD., a Texas limited partnership, as Grantor, whose mailing address for notice hereunder is at 1730 Briercroft Court, Carrollton, Texas 75006 to David L. Mendez, Trustee, whose address is 712 Main Street, Houston, Texas 77002, for the benefit of the hereinafter described Beneficiary.

                                  WITNESSETH:
                                  -----------

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  As used herein, the following terms shall have the
          -----------
     following meanings:

          Architectural Barrier Laws:  Any and all architectural barrier laws
          --------------------------
     including, without limitation, the Americans with Disabilities Act of 1990, P.L. 101-336, and the Architectural Barrier Act, 23 Tex. Rev. Civ. Stat. art. 9102, as amended, or any successor thereto.

          Banks:  The financial institutions party to the Credit Agreement,
          -----
     together with their respective successors and permitted assigns.

          Beneficiary:  The Chase Manhattan Bank, a New York banking
          -----------
     corporation, as agent for the Banks and as issuer of Letters of Credit under the Credit Agreement (in such capacity, together with its successors in such capacity, the "Agent") whose address for notice hereunder 712 Main Street, Houston, Texas 77002, and the subsequent holder or holders, from time to time, of the Notes.

          Borrower: CellStar Corporation, a Delaware corporation.
          --------

          Charges: shall mean all fees, charges and/or other things of value, if
          -------
     any, contracted for, charged, received, taken or reserved by Beneficiary in connection with the transactions relating to the Notes and the Loan Documents, which are treated as interest under applicable law.

          Code: The Uniform Commercial Code, as amended from time to time, in
          ----
     effect in the state in which the Mortgaged Property is located.

          Constituent Party: Any signatory to this Deed of Trust that signs on
          -----------------
     Grantor's behalf that is a corporation, general partnership, limited partnership, limited liability company, joint venture, trust, or other type of business organization.

          Contracts: All of the right, title, and interest of Grantor, including
          ---------
     equitable rights, in, to, and under any and all (i) contracts for the purchase of all or any portion of the Mortgaged Property, whether such Contracts are now or at any time hereafter existing, including but without limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit provided or to be provided by the purchasers under the Contracts, including all amendments and supplements to and renewals and extensions of the Contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the Contracts; (ii) contracts, licenses, permits, and rights relating to living unit equivalents or other entitlements for water, wastewater, and other utility services whether executed, granted, or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the development, ownership, maintenance or operation of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time thereafter existing, including without limitation, any and all rights of living unit equivalents or other entitlements with respect to water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each governmental authority required: (a) to evidence compliance by Grantor and all improvements constructed or to be constructed on the Mortgaged Property with all Legal Requirements applicable to the Mortgaged Property, and (b) to develop and/or operate the Mortgaged Property as a commercial and/or residential project, as the case may be; (iii) any and all right, title, and interest Grantor may have in any financing arrangements relating to the financing of or the purchase of all or any portion of the Mortgaged Property by future purchasers; and (iv) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, repair, management or ownership of the Mortgaged Property (save and except any and all Leases), including but not limited to maintenance and service contracts and management agreements.

          Credit Agreement:  That certain Second Amended and Restated Credit
          ----------------
     Agreement of even date herewith by and among Borrower, Beneficiary, as Agent, and the Banks.

          Debtor Relief Laws: Title 11 of the United States Code, as now or
          ------------------
     hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

          Default Rate: The rate of interest specified in the Credit Agreement
          ------------
     to be paid by Borrower from and after the occurrence of a default in payment under the provisions of the Notes and Loan Documents but not in excess of the Maximum Lawful Rate.

          Disposition: Any sale, lease (except as permitted under this Deed of
          -----------
     Trust), exchange, assignment, conveyance, transfer, trade, or other disposition of all or any portion of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest in Grantor (if Grantor is a corporation, partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity).

          Environmental Law: Any federal, state, or local law, statute,
          -----------------
     ordinance, or regulation, whether now or hereafter in effect, pertaining to health, industrial hygiene, or the environmental conditions on, under, or about the Mortgaged Property, including without limitation, the following, as now or hereafter amended: Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 42 U.S.C. (S) 9601 et
                                               ------                       --
     seq.; Resource, Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901
     ---                                             ----
     et seq. as amended by the Superfund Amendments and Reauthorization Act of
     ------
     1986 ("SARA"), Pub. L. 99-499, 100 Stat. 1613; the Toxic Substances Control
            ----
     Act, 15 U.S.C. (S) 2601 et seq.; Emergency Planning and Community Right to
                             ------
     Know Act of 1986, 42 U.S.C. (S) 1101 et seq.; Clean Water Act ("CWA"), 33
                                          ------                     ---
     U.S.C. (S) 1251 et seq.; Clean Air Act ("CAA"), 42 U.S.C. (S) 7401 et seq.;
                     ------                   ---                       ------
     Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. (S) 1251 et seq.;
                                           -----                       ------
     and any corresponding state laws or ordinances including but not limited to the Texas Water Code ("TWC") (S) 26.001 et seq; Texas Health & Safety Code
                            ---              ------
     ("THSC") (S) 361.001 et seq.; Texas Solid Waste Disposal Act, Tex. Rev.
       ----               ------
     Civ. Stat. Ann. art. 4477-7; and regulations, rules, guidelines, or standards promulgated pursuant to such laws, statutes and regulations, as such statutes, regulations, rules, guidelines, and standards are amended from time to time.

          ERISA: The Employee Retirement Income Security Act of 1974, 29 U.S.C.
          -----
     (S) 1001 et seq., as amended, and any and all successor statutes thereof.
              ------

          Event of Default: Any happening or occurrence described in Article VI
          ----------------                                           ----------
     hereof.

          Fixtures: All materials, supplies, equipment, systems, apparatus, and
          --------
     other items now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Improvements or the Land, which are now owned or hereafter acquired by Grantor and are now or hereafter attached to the Land or the Improvements, and including but not limited to any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, refrigeration, plumbing, laundry, lighting, generating, cleaning, waste disposal, transportation (of people or things, including but not limited to, stairways, elevators, escalators, and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and lighting, traffic control, waste disposal, raw and potable water, gas, electrical, storm and sanitary sewer, telephone and cable television facilities, and all other utilities whether or not situated in easements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

          GAAP: Generally accepted accounting principles, as promulgated by the
          ----
     Financial Accounting Standards Board.

          Governmental Authority: Any and all applicable courts, boards,
          ----------------------
     agencies, commissions, offices, or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

          Grantor: The individual or entity described as Grantor in the initial
          -------
     paragraph of this Deed of Trust and any and all subsequent owners of the Mortgaged Property or any part thereof (without hereby implying Beneficiary's consent to any Disposition of all or any part of the Mortgaged Property).

          Guarantor (individually and/or collectively, as the context may
          ---------------------------------------------------------------
     require): Those persons, firms, or entities, if any, designated as
     --------
     Guarantor in the Guaranty.

          Guaranty (individually and/or collectively, as the context may
          --------------------------------------------------------------
     require): That instrument or those instruments of guaranty, if any, now or
     --------
     hereafter in effect, from Guarantor to Beneficiary, for its benefit and the benefit of the Banks, guaranteeing the repayment of all or any part of the Indebtedness or the satisfaction of, or continued compliance with, the Obligations, or both.

          Hazardous Substance: Any substance, product, waste, or other material
          -------------------
     which is or becomes listed, regulated, or addressed as being a toxic, hazardous, polluting, or similarly harmful substance under any Environmental Law, including without limitation: (i) any substance included within the definition of "hazardous waste" pursuant to Section 1004 of RCRA; (ii) any substance included within the definition of "hazardous substance" pursuant to Section 101 of CERCLA; (iii) any, substance included within (a) the definition of "regulated substance" pursuant to Section 26.342(11) of TWC; or (b) the definition of "hazardous substance" pursuant to Section 361.003(11) of THSC; (iv) asbestos; (v) polychlorinated biphenyls; (vi) petroleum products; (vii) underground storage tanks, whether empty, filled or partially filled with any substance; (viii) any radioactive materials, urea formaldehyde foam insulation or radon; (ix) any substance included within the definition of "waste" pursuant to Section 30.003(b) of TWC or "pollutant" pursuant to Section 26.001(13) of TWQ and
     (x) any other chemical, material or substance, the exposure to which is prohibited, limited or regulated by any Governmental Authority on the basis that such chemical, material or substance is toxic, hazardous or harmful to human health or the environment.

          Impositions: (i) All real estate and personal property taxes, charges,
          -----------
     assessments, standby fees, excises, and levies and any, interest, costs, or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied, or imposed upon the Mortgaged Property or the ownership, use, occupancy, or enjoyment thereof, or any portion thereof, or the sidewalks, streets, or alleyways adjacent thereto; (ii) any charges, fees, license payments, or other sums payable for or under any easement, license, or agreement maintained for the benefit of the Mortgaged Property; (iii) water, gas, sewer, electricity, and other utility charges and fees relating to the Mortgaged Property; and (iv) assessments and charges arising under any subdivision, condominium, planned unit development, or other declarations, restrictions, regimes, or agreements affecting the Mortgaged Property.

          Improvements: Any and all buildings, covered garages, air conditioning
          ------------
     towers, open parking areas, structures and other improvements of any kind or nature, and any and all additions, alterations, betterments or appurtenances thereto, now or at any time hereafter situated, placed, or constructed upon the Land or any part thereof.

          Indebtedness: (i) The principal of, interest on, or any other sums
          ------------
     evidenced by the Credit Agreement, the Notes, the Letters of Credit, and the Loan Documents; (ii) any other amounts, payments, or premiums payable under the Loan Documents; (iii) such additional or future sums (whether or not obligatory), with interest thereon, as may hereafter be borrowed or advanced from Beneficiary or the Banks, or both, to Borrower and/or Grantor, their respective successors or assigns, when evidenced by a promissory note which, by its terms, is secured hereby (it being contemplated by Borrower, Grantor, Beneficiary and the Banks that such future indebtedness may be incurred); and (iv) any and all other indebtedness, obligations, and liabilities of any kind or character of Borrower and/or Grantor to Beneficiary or the Banks or both, now or hereafter existing, absolute or contingent, due or not due, arising by operation of law or otherwise, or direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent, secured or unsecured by additional or different security or securities, including indebtedness, obligations, and liabilities to Beneficiary or the Banks, or both, of Borrower and/or Grantor as a member of any partnership, joint venture, trust or other type of business association, or other group, and whether incurred by Borrower and/or Grantor as principal, surety, endorser, guarantor, accommodation party or otherwise, and any and all renewals, modifications, amendments, restatements, rearrangements, consolidations, substitutions, replacements, enlargements, and extensions thereof, it being contemplated by Borrower and/or Grantor and Beneficiary that Borrower and/or Grantor may hereafter become indebted to Beneficiary or the Banks, or both, in further sum or sums. Notwithstanding the foregoing provisions of this definition, this Deed of Trust shall not secure any such other loan, advance, debt, obligation or liability with respect to which Beneficiary or any Bank is by applicable law prohibited from obtaining a lien on real estate, nor shall this definition operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt or obligation of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.

          Land: All that certain real property or interest therein situated in
          ----
     the County of Dallas, Texas, more particularly described in Exhibit "A"
                                                                 -----------
     attached hereto and incorporated herein by this reference, together with all right, title, interest, and privileges of Grantor in and to (i) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties;
     (iii) all water and water rights, timber and crops pertaining to such real estate; and (iv) all appurtenances and all reversions and remainders in or to such real property.

          Leases: Any and all leases, master leases, subleases, licenses,
          ------
     concessions, or other agreements (whether written or oral, or now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use or occupy, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith.

          Legal Requirements: (i) Any and all present and future judicial
          ------------------
     decisions, statutes (including Architectural Barrier Laws and Environmental
     Laws), rulings, rules, regulations, permits, certificates, or ordinances of any Governmental Authority in any way applicable to Grantor, any Constituent Party, any Guarantor or the Mortgaged Property, including, without limiting the generality of the foregoing, the ownership, use, occupancy, possession, operation, maintenance, alteration, repair, or reconstruction thereof, (ii) any and all covenants, conditions, and restrictions contained in any deeds, other forms of conveyance, or in any other instruments of any nature that relate in any way or are applicable to the Mortgaged Property or the ownership, use, or occupancy thereof, (iii) Grantor's or any Guarantor's presently or subsequently effective bylaws and articles of incorporation, operating agreement and articles of organization or partnership, limited partnership, joint venture, trust, or other form of business association agreement, (iv) any and all Leases, (v) any and all Contracts, and (vi) any and all leases, other than those described in (iv) above, and other contracts (written or oral), other than those described in
     (v) above, of any nature that relate in any way to the Mortgaged Property and to which Grantor or any Guarantor may be bound, including, without limiting the generality of the foregoing, any lease or other contract pursuant to which Grantor is granted a possessory interest in and to the Land and/or the Improvements.

          Letters of Credit: shall mean existing letters of credit and all
          -----------------
     standby letters of credit and documentary sight letters of credit issued by the Agent for the account or liability of Borrower pursuant to the terms of the Credit Agreement, and all sums which may from time to time be paid by any and all banks pursuant to any and all Letters of Credit, together with all sums, fees, reimbursements or other obligations which may be due to the Agent or any of the Banks pursuant to any Letters of Credit.

          Loan Documents: The Credit Agreement, the Notes, the Letters of
          --------------
     Credit, this Deed of Trust, the Guaranty, if any, and any and all other documents now or hereafter executed by Borrower, Grantor, Guarantor, or any other person or party in connection with the loan evidenced by the Credit Agreement, the Notes, the Letters of Credit, or in connection with the payment of the Indebtedness or the performance and discharge of the Obligations.

          Maximum Lawful Rate: The maximum non-usurious amount and the maximum
          -------------------
     non-usurious rate of interest that, under applicable laws, the Beneficiary, as Agent, and the Banks are permitted to contract for, charge, take, reserve, or receive on the Indebtedness.

          Minerals: All substances in, on, under, or above the Land which are
          --------
     now, or may become in the future, intrinsically valuable (that is, valuable in themselves) and which now or may be in the future enjoyed through extraction or removal from the property, including without limitation, oil, gas, and all other hydrocarbons, coal, lignite, carbon dioxide and all other nonhydrocarbon gases, uranium and all other radioactive substances, and gold, silver, copper, iron and all other metallic substances or ores.

          Mortgaged Property: The Land, Minerals, Fixtures, Improvements,
          ------------------
     Personalty, Contracts, Leases and Rents, and any interest of Grantor now owned or hereafter acquired in and to the Land, Minerals, Fixtures, Improvements, Personalty, Contracts, Leases and Rents, together with any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations. As used in this Deed of Trust, the term "Mortgaged Property" shall be expressly defined as meaning all or, where
     -------------------
     the context permits or requires, any portion of the above and all or, where the context permits or requires, any interest therein.

          Notes (collectively):  those certain promissory notes executed by
          --------------------
     Borrower and payable to the order of Beneficiary and/or a Bank evidencing the Advances (as defined in the Credit Agreement) in the amount of said Bank's Commitment (as defined in the Credit Agreement), and secured by, among other things, this Deed of Trust; and any and all renewals, modifications, amendments, rearrangements, consolidations, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement therefor.

          Obligations: Any and all of the covenants, conditions, warranties,
          -----------
     representations, and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, Grantor, Guarantor, or any other person or party to the Loan Documents to Beneficiary, the Banks, Trustee, or others as set forth in the Loan Documents, the Leases, and in any deed, lease, sublease, or other form of conveyance, or any other agreement pursuant to which Grantor is granted a possessory interest in the Land.

          Operating Expenses: Operating Expenses means all costs and expenses
          ------------------
     related to the ownership, operation, management, repair and leasing of the Mortgaged Property, including, without limitation, ground lease payments, costs and expenses associated with the operation of any garage associated with and constituting a part of the Mortgaged Property, insurance charges and premiums for coverages related to the Mortgaged Property, Impositions, the costs of prevention of waste, ordinary repairs, maintenance, environmental audits, property management, security, normal fees paid to accountants, reasonable marketing and promotional expenses, reasonable legal expenses, the cost and expense of all obligations under the Leases and all costs related to compliance with Legal Requirements.

          Permitted Exception: The liens, easements, restrictions, security
          -------------------
     interests, and other matters (if any) as reflected on Exhibit "B" attached
                                                           -----------
     hereto and incorporated herein by reference and the liens and security interests created by the Loan Documents.

          Personalty: All of the right, title, and interest of Grantor in and to
          ----------
     (i) furniture, furnishings, equipment, machinery, goods (including, but not limited to, crops, farm products, timber and timber to be cut, and extracted Minerals); (ii) general intangibles, money, insurance proceeds, accounts, contract and subcontract rights, trademarks, trade names, copyrights, chattel paper, instruments, investment property, letters of credit, inventory; (iii) all cash funds, fees (whether refundable, returnable or reimbursable), deposits or other funds or evidences of cash, credit or indebtedness deposited by or on behalf of Grantor with any governmental agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable, or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements, or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Contracts, or Personalty, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; and (iv) all other personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereafter acquired by Grantor, and which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.

          Related Indebtedness: Any and all debt paid or payable by Borrower,
          --------------------
     Grantor to Beneficiary pursuant to the Loan Documents or any other communication or writing by or between Borrower, Grantor and Beneficiary related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Borrower or Grantor to Beneficiary under the Notes.

          Release: The terms "release," "removal," "environment," and "disposal"
          -------
     shall have the meanings given such terms in CERCLA, and the term "disposal" shall also have the meaning given it in RCRA; provided that in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, and provided further that to the extent the laws of the State of Texas establish a meaning for "release," "removal," "environment," or "disposal," which is broader than that specified in either CERCLA and RCRA, such broader meaning shall apply.

          Remedial Work: Any investigation, site monitoring, containment,
          -------------
     cleanup, removal, restoration, or other work of any kind or nature reasonably necessary in the sole opinion of Beneficiary under any applicable Environmental Law or desirable in connection with the current or future presence, suspected presence, release, or suspected release of a Hazardous Substance in or into the air, soil, ground water, surface water, or soil vapor at, on, about, under, or within the Mortgaged Property, or any part thereof. The parties contemplate that any Remedial Work will result in decontamination of the Mortgaged Property to permit any future use of the Property, including as residential property, and shall not comprise any restrictions or conditions in connection with future development of the Mortgaged Property.

          Rents: All of the rents, royalties, issues, bonus monies, revenues,
          -----
     income, proceeds, profits, security and other types of deposits (after Grantor acquires title thereto), and other benefits paid or payable by parties to the Leases (other than Grantor) for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying all or any portion of the Mortgaged Property.

          Subordinate Mortgage: Any mortgage, deed of trust, pledge, lien
          --------------------
     (statutory, constitutional, or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement, covering all or any portion of the Mortgaged Property executed and delivered by Grantor, the lien of which is subordinate and inferior to the lien of this Deed of Trust.

          Tax Code: The U.S. Internal Revenue Code of 1986, as amended, any and
          --------
     all U.S. Department of Treasury Regulations issued pursuant thereto in temporary or final form, and any and all federal, state, county, municipal and city rules and rulings, notices, requirements, statutes, regulations or laws governing or relating to taxes and/or taxation, and any and all successor statutes thereof.

          Trustee: The individual described as Trustee in the initial paragraph
          -------
     of this Deed of Trust.

     1.2  Additional Definitions.  As used herein, the following terms shall
          ----------------------
     have the following meanings:

          (a) "Hereof," "hereby," "hereto," "hereunder," "herewith," and similar terms mean of, by, to, under and with respect to, this Deed of Trust or to the other documents or matters being referenced.

          (b) "Heretofore" means before, "hereafter" means after, and "herewith" means concurrently with, the date of this Deed of Trust.

          (c) All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require.

          (d) "Including" means including, without limitation.

          (e) All terms used herein, whether or not defined in Section 1.1
                                                               -----------
     hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

                                   ARTICLE II
                                   ----------

                                     GRANT
                                     -----

     2.1  Grant.  To secure the full and timely payment of the Indebtedness and
          -----
the full and timely performance and discharge of the Obligations, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, the Mortgaged Property (but expressly excluding Rents), subject, however, to the Permitted Exceptions, TO HAVE AND TO HOLD the Mortgaged Property (but expressly excluding Rents) unto Trustee, forever, and Grantor does hereby bind itself, its successors, and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property (but expressly excluding Rents) unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof, provided, however, that if Grantor shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall fully perform and discharge (or cause to be fully performed and discharged) the Obligations on or before the date same are to be performed and discharged, then the liens, security interests, estates, and rights granted by the Loan Documents shall terminate, in accordance with the provisions hereof, otherwise same shall remain in full force and effect. A certificate or other written statement executed on behalf of Trustee or Beneficiary confirming that the Indebtedness has not been fully paid or the Obligations have not been fully performed or discharged shall be sufficient evidence thereof for the purpose of reliance by third parties on such fact.

                                  ARTICLE III
                                  -----------

                         WARRANTIES AND REPRESENTATIONS
                         ------------------------------

     Grantor hereby unconditionally warrants and represents to Beneficiary as of the date hereof and at all times during the term of this Deed of Trust, as follows:

     3.1  Organization and Power.  If Grantor or any Constituent Party is a
          ----------------------
corporation, limited liability company, general partnership, limited partnership, joint venture, trust, or other type of business association, as the case may be, Grantor and any Constituent Party, if any, (a) is either a corporation duly incorporated or limited liability company duly organized with a legal status separate from its affiliates, or a partnership or trust, joint venture or other type of business association duly organized, validly existing, and in good standing under the laws of the state of its formation or existence, and has complied with all conditions prerequisite to its doing business in the state in which the Mortgaged Property is located, or (b) has all requisite power and all governmental certificates of authority, licenses, permits, qualifications, and documentation to own, lease, and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

     3.2  Validity of Loan Documents.  The execution, delivery, and performance
          --------------------------
by Borrower or Grantor of and under the Loan Documents (other than the Guaranty), (a) if Grantor, or any signatory who signs on its behalf, is a corporation, general partnership, limited partnership, limited liability company, joint venture, trust, or other type of business association, as the case may be, are within Grantor's and each Constituent Party's powers and have been duly authorized by Grantor's and each Constituent Party's board of directors, shareholders, partners, members, managers, venturers, Trustees, or other necessary parties, and all other requisite action for such authorization has been taken, (b) have received any and all requisite prior governmental approvals in order to be legally binding and enforceable in accordance with the terms thereof, and (c) will not violate, be in conflict with, result in a breach of, or constitute (with due notice or lapse of time, or both) a default under or violation of any Legal Requirement or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of Grantor's and any Constituent Party's or Guarantor's property or assets, except as contemplated by the provisions of the Loan Documents. In consideration of the credit and financial accommodations contemplated to be extended to Borrower by Beneficiary and the Banks pursuant to the Credit Agreement or otherwise, which Grantor has determined will substantially benefit Grantor, directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which Grantor hereby acknowledges, Grantor executes and delivers this Deed of Trust to Beneficiary with the intention of being legally bound by its terms. The Loan Documents constitute the legal, valid, and binding obligations of Grantor, Guarantor, and others obligated under the terms of the Loan Documents, enforceable in accordance with their respective terms.

     3.3  Information.  All information, financial statements, reports, papers,
          -----------
and data given or to be given to Beneficiary with respect to Borrower, Grantor, each Constituent Party, Guarantor, others obligated under the terms of the Loan Documents, or the Mortgaged Property are, or at the time of delivery will be, accurate, complete, and correct in all material respects and do not, or will not, omit any fact, the inclusion of which is necessary to prevent the facts contained therein from being materially misleading.

     3.4  Title and Lien.  Grantor has good and indefeasible title to the Land
          --------------
(in fee simple, if the lien created hereunder be on the fee, or a first and prior leasehold estate, if it be created on the leasehold estate) and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, rights of first refusal or first offer, encumbrances, security interests, claims, easements, restrictions, options, leases (other than the Leases), covenants, and other rights, titles, interests, or estates of any nature whatsoever, except the Permitted Exceptions. This Deed of Trust constitutes a valid, subsisting first lien on the Land, the Improvements, the Leases and the Fixtures; a valid, subsisting first priority security interest in and to the Personalty, Contracts, and to the extent that the term Leases include items covered by the Code, in and to the Leases; and a valid, absolute assignment of the Rents; all in accordance with the terms hereof, and all subject to the Permitted Exceptions.

     3.5  Business Purposes.  The loan evidenced by the Note is solely for the
          -----------------
purpose of carrying on or acquiring a business of Borrower and Grantor, and is not for personal, family, household, or agricultural purposes. The Mortgaged Property forms no part of any property owned, used or claimed by Grantor as a residence or business homestead and is not exempt form forced sale under the laws of the State in which the Mortgaged Property is located. Grantor hereby disclaims and renounces each and every claim to all or any portion of the Mortgaged Property as a homestead.

     3.6  Taxes.  Grantor, Borrower, each Constituent Party, and Guarantor have
          -----
filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them (including, without limitation, those required under the Tax Code) and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Grantor, Borrower, any Constituent Party, nor Guarantor knows of any basis for any additional assessment in respect of any such taxes and related liabilities. Grantor, Borrower, each Constituent Party and Guarantor believe that their respective tax returns properly reflect the income and taxes of Grantor, each Constituent Party and Guarantor for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

     3.7  Mailing Address.  Grantor's mailing address, as set forth in the
          ---------------
opening paragraph hereof or as changed pursuant to the provisions hereof, is true and correct.

     3.8  Relationship of Grantor and Beneficiary.  Notwithstanding any prior
          ---------------------------------------
business or personal relationship between Borrower, Grantor and Beneficiary, or any officer, director or employee of Beneficiary, the relationship between Borrower, Grantor and Beneficiary is solely that of debtor and creditor, Beneficiary has no fiduciary or other special relationship with Borrower and Grantor, Borrower, Grantor and Beneficiary are not partners or joint venturers, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower, Grantor and Beneficiary to be other than that of debtor and creditor.

     3.9  No Reliance on Beneficiary.  Borrower and Grantor are experienced in
          --------------------------
the ownership and operation of properties similar to the Mortgaged Property, and Borrower, Grantor and Beneficiary have and are relying solely upon Grantor's expertise and business plan in connection with the ownership and operation of the Mortgaged Property. Borrower and Grantor are not relying on Beneficiary's expertise or business acumen in connection with the Mortgaged Property.

     3.10 Environmental and Hazardous Substances.  The following representations
          --------------------------------------
and warranties of Grantor are made without regard to whether Beneficiary has, or hereafter obtains, any knowledge or report of the environmental condition of the Mortgaged Property:

          (a) The Mortgaged Property and the operations conducted thereon do not violate any applicable law, statute, ordinance, rule, regulation, order, or determination of any Governmental Authority or any restrictive covenant or deed restriction (recorded or otherwise), including without limitation all applicable zoning ordinances and building codes, flood disaster laws and Environmental Laws.

          (b) Without limitation of Section 3.10(a) immediately preceding, the
                                    ---------------
     Mortgaged Property and operations conducted thereon by the current owner or operator of such Mortgaged Property, are not in violation of or subject to any existing, pending, or threatened action, suit, investigation, inquiry, or proceeding by any governmental or nongovernmental entity or person or to any remedial obligations under any Environmental Law.

          (c) All notices, permits, licenses, or similar authorizations, if any, required to be obtained or filed in connection with the ownership, operation, or use of the Mortgaged Property, including, without limitation, the past or present generation, treatment, storage, disposal, or release of a Hazardous Substance into the environment, have been duly obtained or filed.

          (d) The Mortgaged Property does not contain any Hazardous Substance.

          (e) Grantor has taken all steps necessary to determine and has determined that no Hazardous Substances have been generated, treated, placed, held, located, or otherwise released on, under, from, or about the Mortgaged Property.

          (f) Grantor has not undertaken, permitted, authorized, or suffered and will not undertake, permit, authorize, or suffer the presence, use, manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial, or disposal on, in, under, from or about the Mortgaged Property of any Hazardous Substance or the transportation to or from the Mortgaged Property of any Hazardous Substance.

          (g) There is no pending or threatened litigation, proceedings, or investigations before or by any administrative agency in which any person or entity alleges or is investigating any alleged presence, release, threat of release, placement on, in, under, from or about the Mortgaged Property, or the manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance.

          (h) Grantor has not received any notice, and has no actual or constructive knowledge, that any Governmental Authority or any employee or agent thereof has determined, or threatens to determine, or is investigating any allegation that there is a presence, release, threat of release, placement on, in, under, from or about the Mortgaged Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, in, under, from or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance.

          (i) There have been no communications or agreements with any Governmental Authority or any private entity, including, but not limited to, any prior owners or operators of the Mortgaged Property, relating in any way to the presence, release, threat of release, placement on, under or about the Mortgaged Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, in, under or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance.

          (j) Neither Grantor nor, to the best knowledge, information and belief of Grantor, any other person, including, but not limited to, any predecessor owner, tenant, licensee, occupant, user, or operator of all or any portion of the Mortgaged Property, has ever caused, permitted, authorized or suffered, and Grantor will not cause, permit, authorize, or suffer, any Hazardous Substance to be placed, held, located, or disposed of, on, in, under or about any other real property, all or any portion of which is legally or beneficially owned (or any interest or estate therein which is owned) by Grantor in any jurisdiction now or hereafter having in effect a so-called "superlien" law or ordinance or any part thereof, the effect of which law or ordinance would be to create a lien on the Mortgaged Property to secure any obligation in connection with the "superlien" law of such other jurisdiction.

          (k) Grantor has been issued all required federal, state, and local licenses, certificates, or permits relating to, and Grantor and its facilities, business assets, property, leaseholds, and equipment are in compliance in all respects with all applicable federal, state, and local laws, rules, and regulations relating to, air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, or other environmental, health, or safety matters.

     3.11 No Litigation.  Except as disclosed in writing to Beneficiary, there
          -------------
are no (i) judicial, administrative, mediation or arbitration actions, suits, or proceedings, at law or inequity, before any Governmental Authority or arbitrator pending or threatened against or affecting Grantor, Guarantor, or any Constituent Party or involving the Mortgaged Property, (ii) outstanding or unpaid judgments against Grantor, any Guarantor, any Constituent Party, or the Mortgaged Property, or (iii) defaults by Grantor with respect to any order, writ, injunction, decree, or demand of any Governmental Authority or arbitrator.

     3.12 ERISA.  Grantor is not an "employee benefit plan," as defined in
          -----
Section 3(3) of ERISA, which is subject to Title I of ERISA and the assets of Grantor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 (1998).

     3.13 No Bankruptcy.  No bankruptcy or insolvency proceedings are pending or
          -------------
contemplated by Grantor or, to the best knowledge, information and belief of Grantor, against Grantor or by or against any endorser, cosigner or guarantor of the Notes.

     3.14 Compliance with Legal Requirements.  The Land and the Improvements and
          ----------------------------------
the intended use thereof by Grantor comply with all Legal Requirements, including, without limitation, all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Mortgaged Property.

     3.15 Separate Tax Parcel; Legal Lot.  The Mortgaged Property is taxed
          ------------------------------
separately without regard to any other real estate and the Land constitutes a legally subdivided lot under all applicable Legal Requirements (or, if not subdivided, no subdivision or platting of the Land is required under applicable Legal Requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel.

     3.16 Utilities; Access.  All utility services necessary and sufficient for
          -----------------
the full use, occupancy, operation and disposition of the Land and the Improvements for their intended purposes are available to the Mortgaged Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or duly recorded perpetual private easements; all streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Land and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Land and the Improvements without further condition or cost to Grantor; all curb cuts, driveways and traffic signals shown on the survey delivered to Beneficiary prior to the execution and delivery of this Deed of Trust are existing and have been fully approved by the appropriate governmental authority.

                                   ARTICLE IV

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Grantor hereby unconditionally covenants and agrees with Beneficiary, until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged as follows:

     4.1  Payment and Performance.  Borrower will pay the Indebtedness as and
          -----------------------
when specified in the Loan Documents, and will perform and discharge all of the Obligations, in full and on or before the dates same are to be performed.

     4.2  Existence.  Grantor will and will cause each Constituent Party to
          ---------
preserve and keep in full force and effect its existence (separate and apart from its affiliates), good standing, rights, franchises, trade names, trademarks and other associated goodwill whether existing at common law or as a federal or state registration.

     4.3  Compliance with Legal Requirements.  Grantor will promptly and
          ----------------------------------
faithfully comply with, conform to, and obey all Legal Requirements, whether the same shall necessitate structural changes in, improvements to, or interfere with the use or enjoyment of, the Mortgaged Property.

     4.4  First Lien Status.  Grantor will protect and preserve the first lien
          -----------------
and security interest status of this Deed of Trust and the other Loan Documents and will not permit to be created or to exist in respect of the Mortgaged Property or any part thereof any lien or security interest on a parity with, superior to, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions.

     4.5  Payment of Impositions.  Grantor will duly pay and discharge, or cause
          ----------------------
to be paid and discharged, the Impositions not later than the earlier to occur of (i) the due date thereof, (ii) the date any fine, penalty, interest, or cost may be added thereto or imposed, or (iii) the date prior to any date any lien may be filed for the nonpayment thereof (if such date is used to determine the due date of the respective item), and Grantor shall deliver to Beneficiary a written receipt evidencing the payment of the respective Imposition.

     4.6  Repair.  Grantor will keep the Mortgaged Property in first-class order
          ------
and condition and will make all repairs, replacements, renewals, additions, betterments, improvements, and alterations thereof and thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition. Grantor will prevent any act, occurrence, or neglect which might impair the value or usefulness of the Mortgaged Property for its intended usage. In instances where repairs, replacements, renewals, additions, betterments, improvements, or alterations are required in and to the Mortgaged Property on an emergency basis to prevent loss, damage, waste, or destruction thereof, Grantor shall proceed to repair, replace, add to, better, improve, or alter same, or cause same to be repaired, replaced, added to, bettered, improved, or altered, notwithstanding anything to the contrary contained in Section 5.2 hereof, provided, however, that in instances where such
             -----------
emergency measures are to be taken, Grantor will notify Beneficiary in writing of the commencement of same and the measures to be taken, and, when same are completed, the completion date and the measures actually taken.

     4.7  Insurance.  Grantor will, at Grantor's own expense, obtain and
          ---------
maintain and keep in full force and effect insurance upon and relating to the Mortgaged Property with such insurers, in such amounts and covering such risks as shall be requested by and satisfactory to Beneficiary. Each insurance policy issued pursuant to this Section 4.7 shall be issued by good and solvent
                        -----------
insurance companies satisfactory to Beneficiary, to be licensed in the State of Texas and having a "General Policyholders Rating" of at least "A, IX" or better by Best's Insurance Guide and/or "A- or better" by Standard & Poor Insurance Solvency Review, or such better rating as may be required by Beneficiary with respect to such insurance, and all such policies shall provide, by way of endorsements, riders, or as otherwise applicable, that: (i) with respect to liability insurance, such insurance shall name Beneficiary, as Agent, as an additional insured, and with respect to the property and other applicable insurance, such insurance shall contain a standard mortgagee clause and shall be payable to Beneficiary, as Agent, as a mortgagee and not as a co-insured, and with respect to all policies and insurance carried by Grantor for the benefit of Beneficiary, as Agent, such insurance shall be payable to Beneficiary, as Agent, as Beneficiary's interest may appear; (ii) the coverage of Beneficiary under such insurance policies shall not be terminated, reduced, or affected in any manner regardless of any breach or violation by Grantor of any warranties, declarations or conditions in any such policy; (iii) no such insurance policies shall be canceled, endorsed, altered or reissued to effect a change in coverage for any reason and to any extent whatsoever unless the insurer with respect to such policy shall have first given Beneficiary no less than thirty (30) days' prior written notice thereof; and (iv) Beneficiary shall be permitted, but shall not be obligated, to make premium payments to prevent any cancellation, endorsement, alteration or reissuance of any such insurance policies, and such payments shall be accepted by the applicable insurer to prevent same. Beneficiary shall be furnished with the original of each such initial policy coincident with the execution of this Deed of Trust and the original of each renewal policy not less than fifteen (15) days prior to the expiration of the initial, or each immediately preceding renewal, policy, and Beneficiary shall additionally be thereupon concurrently furnished with receipts or other evidence that the premiums on each and all such insurance policies have been paid for at least one (1) year. It is expressly understood and agreed that the insurance coverages required in this Section 4.7 hereinabove represent Beneficiary's
                           -----------
minimum requirements and it is further understood and agreed that in any event the insurance coverages required in this Section 4.7 are not to be construed to
                                         -----------
void or limit Grantor's indemnity obligations contained in this Deed of Trust. Neither shall (A) the insolvency, bankruptcy or failure of any insurance company covering Grantor or the Mortgaged Property, (B) the failure of any insurance company to pay claims occurring, nor (C) any exclusion from or insufficiency of coverage be held to affect, negate or waive any of Grantor's indemnity obligations under this Deed of Trust or any other provision of this Deed of Trust.

     4.8  Inspection.  Grantor will permit Trustee and Beneficiary, and their
          ----------
respective agents, representatives, and employees, to inspect the Mortgaged Property at all reasonable times, with or without prior notice to Grantor.

     4.9  Proper Reports.  Grantor will maintain full and accurate books of
          ---------------
account and other records reflecting the results of the operations of the Mortgaged Property and will furnish, or cause to be furnished, to Beneficiary such reports and financial statements as are required herein or in the other Loan Documents.

     4.10 Enforcement of Leases.  Grantor shall (i) submit any and all proposed
          ---------------------
Leases to Beneficiary for approval prior to the execution thereof, (ii) duly and punctually perform and comply with any and all representations, warranties, covenants, and agreements expressed as binding upon the lessor under any Lease,
(iii) maintain each of the Leases in full force and effect during the term thereof, (iv) appear in and defend any action or proceeding in any manner connected with any of the Leases, (v) deliver to Beneficiary true, correct and complete copies of all Leases, and (vi) deliver to Beneficiary such further information, and execute and deliver to Beneficiary such further assurances and assignments, with respect to the Leases as Beneficiary may from time to time request. Without Beneficiary's prior written consent, Grantor shall not (i) do or knowingly permit to be done anything to impair the value of any of the Leases, (ii) except for security or similar deposits, collect any of the Rent more than one (1) month in advance of the time when the same becomes due under the terms of any Lease, (iii) discount any future accruing Rents, (iv) amend, modify, rescind, conceal, surrender or terminate any of the Leases, or (v) assign or grant a security interest in or to the License or any of the Leases and/or Rents.

     4.11 Payment for Labor and Materials.  Grantor will promptly pay all bills
          -------------------------------
for labor, materials, and specifically fabricated materials incurred in connection with the Mortgaged Property and never permit to exist in respect of the Mortgaged Property or any part thereof any lien or security interest, even though inferior to the liens and security interests hereof, for any such bill, and in any event never permit to be created or exist in respect of the Mortgaged Property or any part thereof any other or additional lien or security interest on a parity with, superior, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions.

     4.12    Further Assurances and Corrections. From time to time, at the
             -----------------------------------
request of Beneficiary, Grantor will (i) promptly correct any defect, error, or omission which may be discovered in the contents of this Deed of Trust or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver, record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents) and perform such further acts and provide such further assurances as may be necessary, desirable, or proper, in Beneficiary's opinion, to carry out more effectively the purposes of this Deed of Trust and the Loan Documents and to subject to the absolute assignments, liens and security interests hereof and thereof any property intended by the terms hereof or thereafter be covered hereby or thereby, including without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property; (iii) execute, acknowledge, deliver, procure, file, and/or record any document or instrument (including without limitation, any financing statement) deemed advisable by Beneficiary in Beneficiary's sole discretion to protect the liens and the security interests herein granted against the rights or interests of third persons; and (iv) pay all costs connected with any of the foregoing.

     4.13    Tax on Deed of Trust. If at any time any law shall be enacted
             --------------------
imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof (whether pursuant to the Tax Code or otherwise), Grantor will immediately pay all such taxes, provided that if such law as enacted makes it unlawful for Grantor to pay such tax, Grantor shall not pay nor be obligated to pay such tax. Nevertheless, if a law is enacted making it unlawful for Grantor to pay such taxes, then Grantor must prepay the Indebtedness in full within sixty (60) days after demand therefor by Beneficiary.

     4.14    Statement of Unpaid Balance.  At any time and from time to time,
             ----------------------------
Grantor will furnish or cause to be furnished promptly, upon the request of Beneficiary, a written statement or affidavit, in form satisfactory to Beneficiary, stating the unpaid balance of the Indebtedness and that there are no offsets or defenses against full payment of the Indebtedness and the terms hereof, or if there are any such offsets or defenses, specifying them.

     4.15    Expenses. Subject to the provisions of Section 8.12 hereof, Grantor
             --------                               ------------
will pay on demand all reasonable and bona fide out-of-pocket costs, fees, and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Beneficiary or Trustee to third parties incident to this Deed of Trust or any other Loan Document (including without limitation, reasonable attorneys' fees and expenses in connection with the negotiation, preparation, and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Notes, and any suit to which Beneficiary or Trustee is a party involving this Deed of Trust or the Mortgaged Property) or incident to the enforcement of the Indebtedness or the Obligations or the exercise of any right or remedy of Beneficiary under any Loan Document.

     4.16    Address. Grantor shall give written notice to Beneficiary and
             -------
Trustee of any change of address of Grantor at least five (5) business days prior to the effective date of such change of address. Absent such official written notice of a change in address for Grantor, Beneficiary and Trustee shall be entitled for all purposes under the Loan Documents to rely upon Grantor's address as set forth in the initial paragraph of this Deed of Trust, as same may have been theretofore changed in accordance with the provisions hereof.

     4.17    Delivery of Contracts. Grantor will deliver to Beneficiary a true,
             ---------------------
correct and complete copy of each Contract promptly after the execution of same by all parties thereto. Within twenty (20) days after a request by Beneficiary, Grantor shall prepare and deliver to Beneficiary a complete listing of all Contracts, showing date, term, parties, subject matter, concessions, whether any defaults exist, and other information specified by Beneficiary, of or with respect to each of such Contracts, together with a true, correct and complete copy thereof (if so requested by Beneficiary).

     4.18    Environmental and Hazardous Substances. Grantor will:
             --------------------------------------

             (a) not use, generate, manufacture, produce, store, release, discharge, treat, or dispose of on, in, under, from or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Substance or allow any other person or entity to do so;

             (b) keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law;

             (c) establish and maintain, at Grantor's sole expense, a system to assure and monitor continued compliance with Environmental Laws and the exclusion of Hazardous Substances from the Mortgaged Property, by any and all owners or operators of the Mortgaged Property, which system shall include annual reviews of such compliance by employees or agents of Grantor who are familiar with the requirements of the Environmental Laws and, at the request of Beneficiary no more than once each year, a detailed review of such compliance of the environmental condition of the Mortgaged Property (the "Environmental Report") in scope satisfactory to Beneficiary by an
           --------------------
     environmental consulting firm approved in advance by Beneficiary; provided, however, that if any Environmental Report indicates any violation of any Environmental Law or a need for Remedial Work, such system shall include at the request of Beneficiary a detailed review of the status of such violation (a "Supplemental Report") by such environmental consultant.
                   --------------------
     Grantor shall furnish an Environmental Report or such Supplemental Report to Beneficiary within sixty (60) days after Beneficiary so requests, together with such additional information as Beneficiary may reasonably request;

             (d) give prompt written notices to Beneficiary of: (i) any proceeding or inquiry by any governmental or nongovernmental entity or person with respect to the presence of any Hazardous Substance on, in, under, from or about the Mortgaged Property, the migration thereof from or to other property, the disposal, storage, or treatment of any Hazardous Substance generated or used on, under or about the Mortgaged Property, (ii) all claims made or threatened by any third party against Grantor or the Mortgaged Property or any other owner or operator of the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substance, and
     (iii) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any investigation or cleanup of the Mortgaged Property pursuant to any Environmental Law;

             (e) permit Beneficiary to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law or Hazardous Substance, and Grantor shall pay all attorneys' fees incurred by Beneficiary in connection therewith;

             (f) if any Remedial Work is reasonably necessary or desirable in the opinion of Beneficiary, Grantor shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty
     (30) days after written demand by Beneficiary for performance thereof (or such shorter period of time as may be required under any Legal Requirement). All Remedial Work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Grantor including, without limitation, Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. If Grantor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Indebtedness. THE COVENANT CONTAINED IN THIS SECTION 4.21 SHALL SURVIVE THE RELEASE OF
                                    ------------
     THE LIEN OF THIS DEED OF TRUST, OR THE EXTINGUISHMENT OF THE LIEN BY FORECLOSURE OR ACTION IN LIEU THEREOF.

                                   ARTICLE V

                              NEGATIVE COVENANTS
                              ------------------

     Grantor hereby unconditionally covenants and agrees with Beneficiary until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged as follows:

     5.1     Use Violations. Grantor will not use, maintain, operate, or occupy,
             --------------
or allow the use, maintenance, operation, or occupancy of, the Mortgaged Property in any manner which (i) violates any Legal Requirement, (ii) may be dangerous, unless safeguarded as required by law and/or appropriate insurance,
(iii) constitutes a public or private nuisance, or (iv) makes void, voidable, or cancellable, or increases the premium of, any insurance then in force with respect thereto.

     5.2     Waste; Alterations. Grantor will not commit or permit any waste or
             ------------------
impairment of the Mortgaged Property and will not (subject to the provisions of Sections 4.3 and 4.6 (hereof), without the prior written consent of Beneficiary,
---------------------
make or permit to be made any alterations or additions to the Mortgaged Property of a material nature.

     5.3     Replacement of Fixtures and Personalty. Grantor will not, without
             --------------------------------------
the prior written consent of Beneficiary, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item is removed temporarily for purposes of maintenance and repair or, if removed permanently, is replaced by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest except as may be approved in writing by Beneficiary.

     5.4     Change in Zoning. Grantor will not (i) seek or acquiesce in a
             ----------------
zoning reclassification, zoning variance or special exception to zoning of all or any portion of the Mortgaged Property, (ii) grant or consent to any easement, dedication, plat or restriction (or allow any easement to become enforceable by prescription), (iii) seek or acquiesce to any imposition of any addition of a Legal Requirement or any amendment or modification thereof, covering all or any portion of the Mortgaged Property, without Beneficiary's prior written consent.

     5.5     No Drilling. Grantor will not, without the prior written consent of
             -----------
Beneficiary, permit any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

     5.6     No Disposition. Grantor will not make a Disposition without
             --------------
obtaining Beneficiary's prior written consent to the Disposition.

     5.7     No Subordinate Mortgages. Grantor will not create, place, or permit
             ------------------------
to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain any Subordinate Mortgage regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents with respect to the Mortgaged Property, other than the Permitted Exceptions.

     5.8     Additional Obligation. Grantor shall not guarantee, endorse or
             ---------------------
otherwise become contingently liable in connection with any obligations of any other person or entity, and shall not create or incur any additional liability, whether contingent or non-contingent, with respect to either Grantor or the Mortgaged Property, except as specifically allowed or contemplated pursuant to the Loan Documents.

     5.9     Business Change. Grantor shall not make or permit to occur or exist
             ---------------
a material change in the character of its business activities as such existed on the date hereof, without Beneficiary's prior written consent.

                                  ARTICLE VI

                               EVENTS OF DEFAULT
                               -----------------


     The term "Event of Default," as used herein and in the Loan Documents,
               ----------------
shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following;

     6.1     Payment of Indebtedness. Borrower and/or Grantor shall fail,
             -----------------------
refuse, or neglect to pay, in full, any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Credit Agreement, the Notes, the Letters of Credit and/or any other Loan Document, upon acceleration or otherwise.

     6.2     Performance of Obligations. Borrower and/or Grantor shall fail,
             --------------------------
refuse or neglect or cause the failure, refusal, or neglect to comply with, perform and discharge fully and timely as and when required any of the Obligations.

     6.3     Event of Default Under Credit Agreement. An Event of Default (as
             ---------------------------------------
defined in the Credit Agreement) occurs under the Credit Agreement.

     6.4     False Representation. Any representation, warranty, or statement
             --------------------
made by Borrower, Grantor, Guarantor, or others under or pursuant to the Loan Documents or any affidavit or other instrument executed or delivered with respect to the Loan Documents or the Indebtedness is determined by Beneficiary to be false or misleading in any material respect as of the date hereof or when made.

     6.5     Default Under Other Lien Document. Grantor shall default or commit
             ---------------------------------
an event of default under and pursuant to any other mortgage or security agreement which covers or affects any part of the Mortgaged Property.

     6.6     Dissolution; Disability. Grantor, Borrower, any Constituent Party,
             -----------------------
or any Guarantor, shall die, dissolve, terminate or liquidate, or merge with or be consolidated into any other entity, or become permanently disabled.

     6.7     No Further Encumbrances. Grantor creates, places, or permits to be
             -----------------------
created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any Subordinate Mortgage, regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents, with respect to the Mortgaged Property, other than the Permitted Exceptions.

     6.8     Disposition of Mortgaged Property and Beneficial Interest in
             ------------------------------------------------------------
Grantor. Grantor makes a Disposition, without the prior written consent of
-------
Beneficiary.

     6.9     Condemnation. Any condemnation proceeding is instituted or
             ------------
threatened which would, in Beneficiary's sole judgment, materially impair the use and enjoyment of the Mortgaged Property for its intended purposes.

     6.10    Destruction of Improvements. The Mortgaged Property is demolished,
             ---------------------------
destroyed, or substantially damaged so that, in Beneficiary's sole judgment, it cannot be restored or rebuilt with available funds to the condition existing immediately prior to such demolition, destruction, or damage within a reasonable period of time.

     6.11    Abandonment. Grantor abandons or removes all or any portion of the
             -----------
Improvements, Personalty or Fixtures.

     6.12    Guarantor's or Constituent Party's Default. The occurrence of any
             ------------------------------------------
event referred to in Sections 6.5 and 6.11 hereof with respect to any Guarantor,
                     ---------------------
Constituent Party or other person or entity obligated in any manner to pay or perform the Indebtedness or Obligations, respectively, or any part thereof (as if such Guarantor, Constituent Party or other person or entity were "Grantor" in such Sections).

                                  ARTICLE VII

                                   REMEDIES
                                   --------

     7.1     Beneficiary's Remedies Upon Default. Upon the occurrence of an
             -----------------------------------
Event of Default or any event or circumstance which, with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, Beneficiary may, at Beneficiary's option, and by or through Trustee, by Beneficiary itself or otherwise, do any one or more of the following:

             (a)    Right to Perform Grantor's Covenants. If Grantor or Borrower
                    ------------------------------------
     has failed to keep or perform any covenant whatsoever contained in this Deed of Trust or the other Loan Documents, Beneficiary may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Indebtedness, and Grantor promises, upon demand, to pay to Beneficiary, at the place where the Notes is payable, all sums so advanced or paid by Beneficiary, with interest from the date when paid or incurred by Beneficiary at the Default Rate. No such payment by Beneficiary shall constitute a waiver of any Event of Default. In addition to the liens and security interests hereof, Beneficiary shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Beneficiary may make an advance, or which Beneficiary may pay.

             (b)    Right of Entry. Beneficiary may, prior or subsequent to the
                    --------------
     institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation the right to rent the same for the account of Grantor and to apply such Rents as provided in Article IX hereof. All such costs,
                                     ----------
     expenses, and liabilities incurred by Beneficiary in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a portion of the Indebtedness. If necessary to obtain the possession provided for above, Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by Beneficiary pursuant to this subsection, Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Mortgaged Property unless such loss is caused by the willful misconduct of Beneficiary, nor shall Beneficiary be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY BENEFICIARY AND THE BANKS FOR, AND TO HOLD BENEFICIARY AND THE BANKS HARMLESS FROM, ANY AND ALL LIABILITY, LOSS, OR DAMAGE, WHICH MAY OR MIGHT BE INCURRED BY BENEFICIARY AND/OR THE BANKS UNDER ANY SUCH LEASE OR UNDER OR BY REASON HEREOF OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST BENEFICIARY AND/OR THE BANKS BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY SUCH LEASE. Should Beneficiary and/or the Banks incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Rate, shall be secured hereby, and Grantor shall reimburse Beneficiary therefor immediately upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon Beneficiary or any Bank for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make Beneficiary or any Bank responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any Hazardous Substance in, on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Grantor hereby assents to, ratifies, and confirms any and all actions of Beneficiary with respect to the Mortgaged Property taken under this subsection.

          The remedies in this subsection are in addition to other remedies available to Beneficiary and the Banks and the exercise of the remedies in this subsection shall not be deemed to be an election of nonjudicial prejudicial remedies otherwise available to Beneficiary or the Banks. The remedies in this Article VII are available under and governed by the real
                      -----------
     property laws of Texas and are not governed by the personal property laws of Texas, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.504 of the Code. No action by Beneficiary, taken pursuant to this subsection, shall be deemed to be an election to retain personal property under Section 9.505 of the Code. Any receipt of consideration received by Beneficiary pursuant to this subsection shall be immediately credited against the Indebtedness (in the inverse order of maturity) and the value of said consideration shall be treated like any other payment against the Indebtedness.

             (c)    Right to Accelerate. Beneficiary may, without notice,
                    -------------------
     demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Grantor, Borrower, and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebtedness immediately due and payable, and upon such declaration, the entire unpaid balance of the Indebtedness shall be immediately due and payable. The failure to exercise any remedy available to Beneficiary shall not be deemed to be a waiver of any rights or remedies of Beneficiary under the Loan Documents, at law or in equity.

             (d)    Foreclosure - Power of Sale. Beneficiary may request Trustee
                    ---------------------------
     to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

                    (i)     Public Sale. Trustee is hereby authorized and
                            -----------
             empowered, and it shall be Trustee's special duty, upon such request of Beneficiary, to sell the Mortgaged Property, or any part thereof, at public auction to the highest bidder for cash with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.

                    (ii)    Right to Require Proof of Financial Ability and/or
                            --------------------------------------------------
             Cash Bid. At any time during the bidding, the Trustee may require a
             --------
             bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply
                                      -----------------
             with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of Grantor and Beneficiary, and elect to sell the Mortgaged Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

                    (iii)   Sale Subject to Unmatured Indebtedness. In addition
                            --------------------------------------
             to the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Indebtedness, Beneficiary may, at Beneficiary's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Indebtedness to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Mortgaged Property subject to such unmatured Indebtedness and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Indebtedness, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Indebtedness may be made hereunder whenever there is a default in the payment of any installment of the Indebtedness, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Indebtedness or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Indebtedness.

                    (iv)    Partial Foreclosure. Sale of a part of the Mortgaged
                            -------------------
             Property shall not exhaust the power of sale, but sales may be made from time to time until the Indebtedness is paid and the Obligations are performed and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Beneficiary, sell not only the Land and the Improvements, but also the Fixtures and Personalty and other interests constituting a part of the Mortgaged Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary to have present or to exhibit at any sale any of the Mortgaged Property.

                    (v)     Trustee's Deeds. After any sale under this
                            ---------------
             subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Grantor, conveying the Mortgaged Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Grantor. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Indebtedness, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute Trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Beneficiary or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima
                                                                        -----
             facie evidence that such statements or recitals state true,
             -----
             correct, and complete facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

             (e)    Beneficiary's Judicial Remedies. Beneficiary, or Trustee,
                    -------------------------------
     upon written request of Beneficiary, may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness and the performance and discharge of the Obligations in accordance with the terms hereof, of the Notes, and the other Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the

     Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to Beneficiary with respect to the Loan Documents. Proceeding with a request or receiving judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Beneficiary.

             (f)    Beneficiary's Right to Appointment of Receiver. Beneficiary,
                    ----------------------------------------------
     as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Grantor and without any showing of insolvency, fraud, or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of the Rents, and Grantor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

             (g)    Beneficiary's Uniform Commercial Code Remedies. Beneficiary
                    ----------------------------------------------
     may exercise its rights of enforcement with respect to Fixtures and Personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code Beneficiary may and Grantor agrees as follows:

                    (i) without demand or notice to Grantor, enter upon the Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable; and

                    (ii) Beneficiary may require Grantor to assemble the Personalty and make it available at a place Beneficiary designates which is mutually convenient to allow Beneficiary to take possession or dispose of the Personalty; and

                    (iii) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice; and

                    (iv) any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Mortgaged Property under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under Section 9.501(d) of the Code; and

                    (v) in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Personalty and the other Mortgaged Property may, at the option of Beneficiary, be sold as a whole; and

                    (vi) it shall not be necessary that Beneficiary take possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and

                    (vii) prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by Beneficiary; and

                    (viii) after notification, if any, hereafter provided in this subsection, Beneficiary may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Beneficiary's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Beneficiary, Grantor shall assemble the Personalty and make it available to Beneficiary at any place designated by Beneficiary that is reasonably convenient to Grantor and Beneficiary. Grantor agrees that Beneficiary shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Grantor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Beneficiary in connection with the collection of the Indebtedness and the enforcement of Beneficiary's rights under the Loan Documents. Beneficiary shall apply the proceeds of the sale of the Personalty against the Indebtedness in accordance with the provisions of Section 7.4 of
                                                               -----------
             this Deed of Trust. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the Indebtedness in full. Grantor waives all rights of marshalling in respect of the Personalty; and

                    (ix) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, Beneficiary having declared all or a portion of such Indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by Beneficiary, shall be taken as prima
                                                                           -----
             facie evidence of the truth of the facts so stated and recited; and
             -----

                    (x) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

             (h)    Rights Relating to Rents. Grantor has, pursuant to Article
                    ------------------------                           -------
     IX of this Deed of Trust, assigned absolutely to Beneficiary, in its
     --
     capacity as Agent, all Rents under each of the Leases covering all or any portion of the Mortgaged Property. Beneficiary, or Trustee on Beneficiary's behalf, may at any time, and without notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Mortgaged Property or any part thereof, and in its own name, sue for or otherwise collect the Rents. Grantor hereby agrees that Beneficiary shall have the right (in its sole discretion), upon the occurrence of an Event of Default, to terminate the limited license granted to Grantor in Section 9.2
                                                                     -----------
     hereof, and thereafter direct the lessees under the Leases ("Lease Rent
                                                                  ----------
     Notice") to pay direct to Beneficiary the Rents due and to become due under
     ------
     the Leases and attorn in respect of all other obligations thereunder direct to Beneficiary, or Trustee on Beneficiary's behalf, without any obligation on the part of Trustee or Beneficiary to determine whether an Event of Default does in fact exist or has in fact occurred. All Rents collected by Beneficiary, or Trustee acting on Beneficiary's behalf, shall be applied as provided for in Article IX of this Deed of Trust; provided, however, that
                     ----------
     if the costs, expenses, and attorneys' fees shall exceed the amount of Rents collected, the excess shall be added to the Indebtedness, shall bear interest at the Default Rate, and shall be immediately due and payable. The entering upon and taking possession of the Mortgaged Property, the collection of Rents, and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default, if any, hereunder nor invalidate any act done pursuant to such notice, except to the extent any such default is fully cured. Failure or discontinuance by Beneficiary, or Trustee on Beneficiary's behalf, at any time or from time to time, to collect said Rents shall not in any manner impair the subsequent enforcement by Beneficiary, or Trustee on Beneficiary's behalf, of the right, power and authority herein conferred upon it. Nothing contained herein, nor the exercise of any right, power, or authority herein granted to Beneficiary, or Trustee on Beneficiary's behalf, shall be, or shall be construed to be, an affirmation by it of any tenancy, lease, or option, nor an assumption of liability under, nor the subordination of, the lien or charge of this Deed of Trust, to any such tenancy, lease, or option, nor an election of judicial relief, if any such relief is requested or obtained as to Leases or Rents, with respect to the Mortgaged Property or any collateral given by Grantor to Beneficiary. In addition, from time to time Beneficiary may elect, and notice hereby is given to each lessee under any Lease, to subordinate the lien of this Deed of Trust to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election the lien of this Deed of Trust shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance such subordination will not affect or be applicable to, and expressly excludes any lien, charge, encumbrance, security interest, claim, easement, restriction, option, covenant and other rights, titles, interests or estates of any nature whatsoever with respect to all or any portion of the Mortgaged Property to the extent that the same may have arisen or intervened during the period between the recordation of this Deed of Trust and the execution of the Lease identified in such instrument of subordination.

             (i)    Other Rights. Beneficiary (i) may surrender the insurance
                    ------------
     policies maintained pursuant to Section 4.7 hereof or any part thereof, and
                                     -----------
     upon receipt shall apply the unearned premiums as a credit on the Indebtedness, in accordance with the provisions of Section 7.4 hereof, and,
                                                        -----------
     in connection therewith, Grantor hereby appoints Beneficiary as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Grantor to collect such premiums; and (ii) apply the reserve for Impositions and insurance premiums, if any, required by the provisions of this Deed of Trust, toward payment of the Indebtedness; and
     (iii) shall have and may exercise any and all other rights and remedies which Beneficiary may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

             (j)    Beneficiary as Purchaser. Beneficiary may be the purchaser
                    ------------------------
     of the Mortgaged Property or any part thereof, at any sale thereof, whether such sale be under the power of sale herein vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, and Beneficiary shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness. Beneficiary, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of Beneficiary's purchase shall be applied in accordance with Section 7.4 of this Deed of
                                                  -----------
     Trust.

     7.2     Other Rights of Beneficiary.  Should any part of the Mortgaged
             ---------------------------
Property come into the possession of Beneficiary, whether before or after default, Beneficiary may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Beneficiary may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Beneficiary may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Beneficiary in respect of the Mortgaged Property. Grantor covenants to promptly reimburse and pay to Beneficiary on demand, at the place where the Notes is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, Impositions, or other charges) incurred by Beneficiary in connection with Beneficiary's custody, preservation, use, or operation of the Mortgaged Property, together with interest thereon from the date incurred by Beneficiary at the Default Rate; and all such expenses, costs, taxes, interest, and other charges shall be and become a part of the Indebtedness. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Grantor, and Beneficiary shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by Beneficiary shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Beneficiary's possession.

     7.3     Possession After Foreclosure. If the liens or security interests
             ----------------------------
hereof shall be foreclosed by power of sale granted herein, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Grantor or Grantor's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Grantor and Grantor's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such portion of the Mortgaged Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

     7.4     Application of Proceeds. The proceeds from any sale, lease, or
             -----------------------
other disposition made pursuant to this Article VII, or the proceeds from the
                                        -----------
surrender of any insurance policies pursuant hereto, or any Rents collected by Beneficiary from the Mortgaged Property (following any application of such Rents in accordance with Section 9.3 hereof), or the reserve for Impositions and
                   -----------
insurance premiums, if any, required by the provisions of this Deed of Trust or sums received pursuant to Section 8.1 hereof, or proceeds from insurance which
                          -----------
Beneficiary elects to apply to the Indebtedness pursuant to Section 8.2 hereof,
                                                            -----------
shall be applied by Trustee, or by Beneficiary, as the case may be, to the Indebtedness in the following order and priority: (i) to the payment of all expenses of advertising, selling, and conveying the Mortgaged Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees and a reasonable fee or commission to Trustee, not to exceed five percent (5%) of the proceeds thereof or sums so received; (ii) to the remainder of the Indebtedness as required by the Credit Agreement; (iii) the balance, if any and to the extent applicable, remaining after the full and final payment of the Indebtedness and full performance and discharge of the Obligations to the holder or Beneficiary of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Trustee and Beneficiary shall hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority); and (iv) the cash balance, if any, to Grantor. The application of proceeds of sale, or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment. The balance of the Indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Notes or the other Loan Documents.

     7.5     Abandonment of Sale. In the event a foreclosure hereunder is
             -------------------
commenced by Trustee in accordance with Subsection 7.1(d) hereof, at any time
                                        -----------------
before the sale, Trustee may abandon the sale, and Beneficiary may then institute suit for the collection of the Indebtedness and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Beneficiary should institute a suit for the collection of the Indebtedness and for a foreclosure of the liens and security interests, Beneficiary may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Mortgaged Property or any part thereof in accordance with the provisions of this Deed of Trust.

     7.6     Payment of Fees. If the Notes or any other part of the Indebtedness
             ---------------
shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to Beneficiary to mature same, or if Beneficiary becomes a party to any suit where this Deed of Trust or the Mortgaged Property or any part thereof is involved, Grantor agrees to pay Beneficiary's attorneys' fees and expenses incurred, and such fees shall be and become a part of the Indebtedness and shall bear interest from the date such costs are incurred at the Default Rate.

     7.7     Miscellaneous.
             --------------

             (a)    Discontinuance of Remedies. In case Beneficiary shall have
                    --------------------------
     proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

             (b)    Other Remedies. In addition to the remedies set forth in
                    --------------
     this Article, upon the occurrence of an Event of Default, Beneficiary and Trustee shall, in addition, have all other remedies available to them at law or in equity.

             (c)    Remedies Cumulative, Non-Exclusive; Etc. All rights,
                    ---------------------------------------
     remedies, and recourses of Beneficiary granted in the Notes, this Deed of Trust, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Grantor, the Mortgaged Property, or any one or more of them, at the sole discretion of Beneficiary; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Beneficiary exercising or pursuing any remedy in relation to the Mortgaged Property prior to Beneficiary bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Beneficiary elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Grantor prior to exercising any remedies in relation to the Mortgaged Property, all liens and security interests, including the lien of this Deed of Trust, shall remain in full force and effect and may be exercised at Beneficiary's option.

             (d)    Partial Release; Etc. Beneficiary may release, regardless of
                    --------------------
     consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Deed of Trust or the other Loan Documents or affecting the obligations of Grantor or any other party to pay the Indebtedness or perform and discharge the Obligations. For payment of the Indebtedness, Beneficiary may resort to any of the collateral therefor in such order and manner as Beneficiary may elect. No collateral heretofore, herewith, or hereafter taken by Beneficiary shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

             (e)    Waiver and Release by Grantor. Grantor hereby irrevocably
                    -----------------------------
     and unconditionally waives and releases: (i) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default or of Trustee's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.

             (f)    No Implied Covenants. Grantor and Beneficiary mutually agree
                    --------------------
     that there are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Deed of Trust and the other Loan Documents. All agreed contractual duties are set forth in this Deed of Trust, the Notes, and the other Loan Documents.

             (g)    Real Property Laws Govern. The remedies in this Article VII
                    -------------------------                       -----------
     shall be available under and governed by the real property laws of Texas and shall not be governed by the personal property laws of Texas, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.504 of the Code, provided, Beneficiary elects to proceed as to the Fixtures and Personalty together with the other Mortgaged Property under and pursuant to the real property remedies of this Article VII.
                      -----------

     7.8     Waiver of Deficiency Statute.
             ----------------------------

             (a)    Waiver. In the event an interest in any of the Mortgaged
                    ------
     Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Grantor agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Property Code (as the same may be amended from time to time), and to the extent permitted by law, Grantor agrees that Beneficiary shall be entitled to seek a deficiency judgment from Grantor and any other party obligated on the Notes equal to the difference between the amount owing on the Notes and the amount for which the Mortgaged Property was sold pursuant to judicial or nonjudicial foreclosure sale. Grantor expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Property Code which would otherwise permit Grantor and other persons against whom recovery of deficiencies is sought or Guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Mortgaged Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Grantor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Mortgaged Property for purposes of calculating deficiencies owed by Grantor, Guarantor, and others against whom recovery of a deficiency is sought.

             (b)    Alternative to Waiver. Alternatively, in the event the
                    ---------------------
     waiver provided for in subsection (a) above is determined by a court of
                            --------------
     competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Property Code (as amended from time to time): (i) the Mortgaged Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Mortgaged Property for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Mortgaged Property, including, without limitation, brokerage commissions, title insurance, a survey of the Mortgaged Property, tax prorations, attorneys' fees, and marketing costs;
     (iv) the gross fair market value of the Mortgaged Property shall be further discounted to account for any estimated holding costs associated with maintaining the Mortgaged Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons having at least five (5) years experience in appraising property similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above.

                                 ARTICLE VIII

                              SPECIAL PROVISIONS
                              ------------------

     8.1     Condemnation Proceeds. Beneficiary shall be entitled to receive any
             ---------------------
and all sums which may be awarded and become payable to Grantor for condemnation of the Mortgaged Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Mortgaged Property. All such sums are hereby assigned to Beneficiary, and Grantor shall, upon request of Beneficiary, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time to time to enable Beneficiary to collect and receipt for any such sums. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sums received by Beneficiary as a result of condemnation shall be applied to the Indebtedness in accordance with the provisions of
Section 7.4 hereof.
-----------

     8.2     Insurance Proceeds. The proceeds of any and all insurance upon the
             ------------------
Mortgaged Property (other than proceeds of general public liability insurance) shall be collected by Beneficiary, and Beneficiary shall have the option, in Beneficiary's sole discretion, to apply any proceeds so collected either to the restoration of the Mortgaged Property, in the amounts, manner, method and pursuant to such requirements and documents as Beneficiary may require, or to the liquidation of the Indebtedness in accordance with the provisions of Section
7.4 hereof.
---

     8.3     Reserve for Impositions and Insurance Premiums. At Beneficiary's
             ----------------------------------------------
request, Grantor shall create a fund or reserve for the payment of all insurance premiums and Impositions against or affecting the Mortgaged Property by paying to Beneficiary, on the first day of each calendar month prior to the maturity of the Notes, a sum equal to the premiums that will next become due and payable on the insurance policies covering Grantor, the Mortgaged Property or any part thereof or such other insurance policies required hereby or by the Loan Documents, plus Impositions next due on the Mortgaged Property or any part thereof as estimated by Beneficiary, less all sums paid previously to Beneficiary therefor, divided by the number of months to elapse before one month prior to the date when each of such premiums and Impositions will become due, such sums to be held by Beneficiary without interest to Grantor, unless interest is required by applicable law, for the purposes of paying such premiums and Impositions. Any excess reserve shall, at the discretion of Beneficiary, be credited by Beneficiary on subsequent reserve payments or subsequent payments to be made on the Notes by the maker thereof, and any deficiency shall be paid by Grantor to Beneficiary on or before the date when Beneficiary demands such payment to be made, but in no event after the date when such premiums and Impositions shall become delinquent. If there exists a deficiency in such fund or reserve at any time when Impositions or insurance premiums are due and payable, Beneficiary may, but shall not be obligated to, advance the amount of such deficiency on behalf of Grantor and such amounts so advanced shall become a part of the Indebtedness, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of such advance through and including the date of repayment. Without implying Beneficiary's consent to same, transfer of legal title to the Mortgaged Property shall automatically transfer to the holder of legal title to the Mortgaged Property the interest of Grantor in all sums deposited with Beneficiary under the provisions hereof or otherwise.

     8.4     INDEMNITY. GRANTOR SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD
             ---------
HARMLESS BENEFICIARY AND EACH OF THE BANKS AND TRUSTEE, THEIR RESPECTIVE PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, AND ASSIGNS FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGE, LOSS, COST, OR EXPENSE (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ACTION, PROCEEDING, CLAIM OR DISPUTE INCURRED OR SUFFERED BY THE FOREGOING PARTIES SO INDEMNIFIED WHETHER OR NOT AS THE RESULT OF THE NEGLIGENCE OF ANY
                       -----------------------------------------------------
PARTY SO INDEMNIFIED, WHETHER VOLUNTARILY OR INVOLUNTARILY INCURRED OR SUFFERED,
----------------------
IN RESPECT OF THE FOLLOWING:

                    (i) ANY LITIGATION CONCERNING THIS DEED OF TRUST, THE OTHER LOAN DOCUMENTS OR THE MORTGAGED PROPERTY, OR ANY INTEREST OF GRANTOR OR BENEFICIARY OR THE BANKS THEREIN, OR THE RIGHT OF OCCUPANCY THEREOF BY GRANTOR OR BENEFICIARY OR ANY BANK, WHETHER OR NOT ANY SUCH LITIGATION IS PROSECUTED TO A FINAL, NON-APPEALABLE JUDGMENT;

                    (ii) ANY DISPUTE, INCLUDING DISPUTES AS TO THE DISBURSEMENT OF PROCEEDS OF THE NOTES NOT YET DISBURSED, AMONG OR BETWEEN ANY OF THE CONSTITUENT PARTIES OR OTHER PARTNERS OR VENTURERS OF GRANTOR IF GRANTOR IS A GENERAL OR LIMITED PARTNERSHIP, OR AMONG OR BETWEEN ANY EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS OR MANAGERS OF GRANTOR IF GRANTOR IS A CORPORATION OR LIMITED LIABILITY COMPANY, OR AMONG OR BETWEEN ANY MEMBERS, TRUSTEES OR OTHER RESPONSIBLE PARTIES IF GRANTOR IS AN ASSOCIATION, TRUST OR OTHER ENTITY;

                    (iii) ANY ACTION TAKEN OR NOT TAKEN BY BENEFICIARY, ANY BANKS, OR TRUSTEE WHICH IS ALLOWED OR PERMITTED UNDER THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS RELATING TO GRANTOR, THE MORTGAGED PROPERTY, ANY CONSTITUENT PARTIES OR OTHERWISE IN CONNECTION WITH THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION, THE PROTECTION OR ENFORCEMENT OF ANY LIEN, SECURITY INTEREST OR OTHER RIGHT, REMEDY OR RECOURSE CREATED OR AFFORDED BY THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS;

                    (iv) ANY ACTION BROUGHT BY BENEFICIARY, ANY BANKS OR TRUSTEE AGAINST GRANTOR UNDER THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SUCH ACTION IS PROSECUTED TO A FINAL, NON-APPEALABLE JUDGMENT; AND

                    (v) ANY AND ALL LOSS, DAMAGE, COSTS, EXPENSE, ACTION, CAUSES OF ACTION, OR LIABILITY (INCLUDING ATTORNEYS' FEES AND COSTS) DIRECTLY OR INDIRECTLY ARISING FROM OR ATTRIBUTABLE TO THE USE, GENERATION, MANUFACTURE,

             PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE OF A HAZARDOUS SUBSTANCE ON, IN, UNDER OR ABOUT THE MORTGAGED PROPERTY, WHETHER KNOWN OR UNKNOWN AT THE TIME OF THE EXECUTION HEREOF, INCLUDING WITHOUT LIMITATION (A) ALL FORESEEABLE CONSEQUENTIAL DAMAGES OF ANY SUCH USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE, AND (B) THE COSTS OF ANY REQUIRED OR NECESSARY ENVIRONMENTAL INVESTIGATION OR MONITORING, ANY REPAIR, CLEANUP, OR DETOXIFICATION OF THE MORTGAGED PROPERTY, AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL, OR OTHER REQUIRED PLANS.

BENEFICIARY, ANY BANKS AND/OR TRUSTEE MAY EMPLOY AN ATTORNEY OR ATTORNEYS TO PROTEST OR ENFORCE ITS RIGHTS, REMEDIES AND RECOURSES UNDER THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS, AND TO ADVISE AND DEFEND BENEFICIARY, SUCH BANKS AND/OR TRUSTEE WITH RESPECT TO ANY SUCH ACTIONS AND OTHER MATTERS. GRANTOR SHALL REIMBURSE BENEFICIARY, SUCH BANKS AND/OR TRUSTEE FOR THEIR RESPECTIVE ATTORNEYS' FEES AND EXPENSES (INCLUDING EXPENSES AND COSTS FOR EXPERTS) IMMEDIATELY UPON RECEIPT OF A WRITTEN DEMAND THEREFOR, WHETHER ON A MONTHLY OR OTHER TIME INTERVAL, AND WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED OR CONCLUDED. ALL OTHER REIMBURSEMENT AND INDEMNITY OBLIGATIONS HEREUNDER SHALL BECOME DUE AND PAYABLE WHEN ACTUALLY INCURRED BY BENEFICIARY, SUCH BANKS, AND/OR TRUSTEE. ANY PAYMENTS NOT MADE WITHIN FIVE (5) DAYS AFTER WRITTEN DEMAND THEREFOR SHALL BEAR INTEREST AT THE DEFAULT RATE FROM THE DATE OF SUCH DEMAND UNTIL FULLY PAID. THE PROVISIONS OF THIS SECTION 8.4 SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS AND
                   -----------
PERFORMANCE OF THE OBLIGATIONS, THE RELEASE OF THE LIEN OF THIS DEED OF TRUST, ANY FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE), THE TRANSFER BY GRANTOR OF ANY OR ALL OF ITS RIGHT, TITLE AND INTEREST IN OR TO THE PROPERTY AND THE EXERCISE BY BENEFICIARY AND THE BANKS OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE LOAN DOCUMENTS.

     8.5     Waiver of Subrogation. Grantor hereby waives any and all right to
             ---------------------
claim, recover, or subrogation that arises or may arise in its favor and against Beneficiary or its officers, directors, employees, agents, attorneys, or representatives hereto for any and all loss of, or damage to, Grantor, the Mortgaged Property, Grantor's property, or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of the Loan Documents. Said waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Deed of Trust with respect to any loss or damage to property of the parties hereto. Inasmuch as the above waivers preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), Grantor hereby agrees to immediately give to each insurance company which has issued to it any such insurance policy whether or not it is required to be insured against by the provisions of the Loan Documents written notice of the terms of said waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.

     8.6     Waiver of Setoff. The Indebtedness, or any part thereof, shall be
             ----------------
paid by Grantor without notice, demand, counterclaim, setoff, deduction, or defense and without abatement, suspension, deferment, diminution, or reduction by reason of: (i) any damage to, destruction of, or any condemnation or similar taking of the Mortgaged Property; (ii) any restriction or prevention of or interference with any use of the Mortgaged Property; (iii) any title defect or encumbrance or any eviction from the Mortgaged Property by superior title or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Trustee, Beneficiary, or Grantor, or any action taken with respect to this Deed of Trust by any Trustee or receiver of Beneficiary or Grantor, or by any court, in any such proceeding; (v) any claim which Grantor has or might have against Trustee or Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Grantor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Grantor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Grantor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of the Indebtedness.

     8.7     Setoff. Beneficiary shall be entitled to exercise both the rights
             ------
of setoff and banker's lien, if applicable, against the interest of Grantor in and to each and every account and other property of Grantor which are in the possession of Beneficiary to the full extent of the outstanding balance of the Indebtedness.

     8.8     Consent to Disposition. It is expressly agreed that Beneficiary may
             ----------------------
predicate Beneficiary's decision to grant or withhold consent to a Disposition on such terms and conditions as Beneficiary may require, in Beneficiary's sole discretion, including without limitation (i) consideration of the creditworthiness of the party to whom such Disposition will be made and its management ability with respect to the Mortgaged Property, (ii) consideration of whether the security for repayment of the Indebtedness and the performance and discharge of the Obligations, or Beneficiary's ability to enforce its rights, remedies, and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (iii) an increase in the rate of interest payable under the Notes or any other change in the terms and provisions of the Notes and other Loan Documents, (iv) reimbursement of Beneficiary for all costs and expenses incurred by Beneficiary in investigating the creditworthiness and management or consulting ability of the party to whom such Disposition will be made and in determining whether Beneficiary's security will be impaired by the proposed Disposition, (v) payment to Beneficiary of a transfer fee to cover the cost of documenting the Disposition in its records, (vi) payment of Beneficiary's reasonable attorneys' fees in connection with such Disposition,
(vii) the express assumption of payment of the Indebtedness and performance and discharge of the Obligations by the party to whom such Disposition will be made (with or without the release of Grantor from liability for such Indebtedness and Obligations), (viii) the execution of assumption agreements, modification agreements, supplemental loan documents, and financing statements, satisfactory in form and substance to Beneficiary, (ix) endorsements (to the extent available under applicable law) to any existing mortgagee title insurance policies insuring Beneficiary's liens and security interests covering the Mortgaged Property, and (x) requiring additional security for the payment of the Indebtedness and performance and discharge of the Obligations.

     8.9     Consent to Subordinate Mortgage. In the event of consent by
             -------------------------------
Beneficiary to the granting of a Subordinate Mortgage, or in the event the right of Beneficiary to declare the Indebtedness to be immediately due and payable upon the granting of a Subordinate Mortgage without the prior written consent of Beneficiary is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable law, Grantor will not execute or deliver any Subordinate Mortgage unless (i) it shall contain express covenants to the effect: (a) that the Subordinate Mortgage is in all respects unconditionally subject and subordinate to the lien and security interest evidenced by this Deed of Trust and each term and provision hereof, (b) that if any action or proceeding shall be instituted to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Mortgaged Property will be named as a party defendant, nor will any action be taken with respect to the Mortgaged Property which would terminate any occupancy or tenancy of the Mortgaged Property without the prior written consent of Beneficiary; (c) that the rents and profits, if collected through a receiver or by the holder of the Subordinate Mortgage, shall be applied first to the Indebtedness, next to the payment of the Impositions, and then to the performance and discharge of the Obligations; and (d) that if any action or proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), written notice of the commencement thereof will be given to Beneficiary contemporaneously with the commencement of such action or proceeding; and (ii) a copy thereof shall have been delivered to Beneficiary not less than ten (10) days prior to the date of the execution of such Subordinate Mortgage.

     8.10    Payment After Acceleration. If, following the occurrence of an
             --------------------------
Event of Default, and an acceleration of the Indebtedness or any part thereof but prior to a foreclosure sale of the Mortgaged Property, Grantor shall tender to Beneficiary the payment of an amount sufficient to satisfy the entire Indebtedness or the part thereof which has been accelerated, such tender shall be deemed a voluntary prepayment pursuant to the Indebtedness and, accordingly, Grantor, to the extent permitted by applicable law, shall also pay to Beneficiary the premium, if any, then required under the Indebtedness or the Loan Documents in order to exercise the prepayment privilege contained therein.

     8.11    Contest of Certain Claims. Notwithstanding the provisions of
             -------------------------
Sections 4.5 or 4.12 hereof, Grantor shall not be in default for failure to pay
--------------------
or discharge any Imposition or mechanic's or materialman's lien asserted against the Mortgaged Property if, and so long as, (a) Grantor shall have notified Beneficiary of same within five (5) days of obtaining knowledge thereof, (b) Grantor shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Mortgaged Property or any part thereof, to satisfy the same; (c) Grantor shall have furnished to Beneficiary a cash deposit, or an indemnity bond satisfactory to Beneficiary with a surety satisfactory to Beneficiary, in the amount of the Imposition or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Mortgaged Property or any part thereof; (d) Grantor shall promptly upon final determination thereof pay the amount of any such Imposition or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (e) the failure to pay the Imposition or mechanic's or materialman's lien claim does not constitute a default under any other Deed of Trust, mortgage or security interest covering or affecting any part of the Mortgaged Property; and (f) notwithstanding the foregoing, Grantor shall immediately upon request of Beneficiary pay (and if Grantor shall fail so to do, Beneficiary may, but shall not be required to, pay or cause to be discharged or bonded against) any such Imposition or claim notwithstanding such contest, if in the reasonable opinion of Beneficiary the Mortgaged Property shall be in jeopardy or in danger of being forfeited or foreclosed. Beneficiary may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Beneficiary, the entitlement of such claimant is established.

                                  ARTICLE IX

                              ASSIGNMENT OF RENTS
                              -------------------

     9.1  Assignment.  For Ten Dollars ($10.00) and other good and valuable
          ----------
consideration, including the indebtedness evidenced by the Notes, the receipt and sufficiency of which are hereby acknowledged and confessed, Grantor has absolutely GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does absolutely and unconditionally GRANT, BARGAIN, SELL, and CONVEY the Rents unto Beneficiary, as Agent for the Banks, in order to provide a source of future payment of the Indebtedness and the Obligations, subject only to the Permitted Exceptions applicable thereto and the License (herein defined), it being the intention of Grantor and Beneficiary that this conveyance be presently effective; TO HAVE AND TO HOLD the Rents unto Beneficiary, as Agent for the Banks, forever, and Grantor does hereby bind itself, its successors, and assigns to warrant and forever defend the title to the Rents unto Beneficiary against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Grantor shall pay or cause to be paid the Indebtedness as and when same shall become due and payable and shall perform and discharge or cause to be performed and discharged the Obligations on or before the date same are to be performed and discharged, then this assignment shall terminate and be of no further force and effect, and all rights, titles, and interests conveyed pursuant to this assignment shall become vested in Grantor without the necessity of any further act or requirement by Grantor, Trustee, or Beneficiary.

     9.2  Limited License.   Beneficiary hereby grants to Grantor a limited
          ---------------
license (the "License") subject to termination of the License and the other
              -------
terms and provisions of Section 7.1 (h) hereof, to exercise and enjoy all
                        ---------------
incidences of the status of a lessor with respect to the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, and to give proper receipts, releases, and acquittances therefor. Grantor hereby agrees to receive all Rents and hold the same as a trust fund to be applied, and to apply the Rents so collected, first to the payment of the Indebtedness, next to the performance and discharge of the Obligations, and next to the payment of Operating Expenses. Thereafter, Grantor may use the balance of the Rents collected in any manner not inconsistent with the Loan Documents. Neither this Assignment nor the receipt of Rents by Beneficiary shall effect a pro tanto payment of the indebtedness evidenced by,
                           --- -----
or arising under the Indebtedness, and such Rents shall be applied as provided in this Section 9.2. Furthermore, and notwithstanding the provisions of this
        -----------
Section 9.2, no credit shall be given by Beneficiary for any Rents until the
-----------
money collected is actually received by Beneficiary at its principal office in Dallas, Texas, or at such other place as Beneficiary shall designate in writing, and no such credit shall be given for any Rents after termination of the License, after foreclosure or other transfer of the Mortgaged Property (or part thereof from which Rents are derived pursuant to this Deed of Trust) to Beneficiary or any other third party.

     9.3  Reliance Upon Lease Rent Notice.  Upon receipt from Beneficiary of a
          -------------------------------
Lease Rent Notice (as defined in Section 7.1 (h) hereof), each lessee under the
                                 ---------------
Leases is hereby authorized and directed to pay directly to Beneficiary all Rents thereafter accruing and the receipt of Rents by Beneficiary shall be a release of such lessee to the extent of all amounts so paid. The receipt by a lessee under the Leases of a Lease Rent Notice shall be sufficient authorization for such lessee to make all future payments of Rents directly to Beneficiary and each such lessee shall be entitled to rely on such Lease Rent Notice and shall have no liability to Grantor for any Rents paid to Beneficiary after receipt of such Lease Rent Notice. Rents so received by Beneficiary for any period prior to foreclosure under this Deed of Trust or acceptance of a deed in lieu of such foreclosure shall be applied by Beneficiary to the payment of the following (in such order and priority as Beneficiary shall determine): (a) all Operating Expenses; and all expenses incident to taking and retaining possession of the Mortgaged Property and/or collecting Rent as it becomes due and payable; and (b) the Indebtedness. In no event will this Article IX reduce the Indebtedness
                                         ----------
except to the extent, if any, that Rents are actually received by Beneficiary and applied upon or after said receipt to such indebtedness in accordance with the preceding sentence. Without impairing its rights hereunder, Beneficiary may, at its option, at any time and from time to time, release to Grantor, Rents so received by Beneficiary or any part thereof. As between Grantor and Beneficiary, and any person claiming through or under Grantor, other than any lessee under the Leases who has not received a Lease Rent Notice, this Assignment of Rents is intended to be absolute, unconditional and presently effective (and not an assignment for additional security), and the Lease Rent Notice hereof is intended solely for the benefit of each such lessee and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, other than a lessee who has not received such notice. It shall never be necessary for Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of this Deed of Trust with respect to Rents. GRANTOR SHALL HAVE NO RIGHT OR CLAIM AGAINST ANY LESSEE FOR THE PAYMENT OF ANY RENTS TO BENEFICIARY HEREUNDER, AND GRANTOR HEREBY INDEMNIFIES AND AGREES TO HOLD FREE AND HARMLESS EACH LESSEE FROM AND AGAINST

ALL LIABILITY, LOSS, COST, DAMAGE OR EXPENSE SUFFERED OR INCURRED BY SUCH LESSEE BY REASON OF SUCH LESSEE'S COMPLIANCE WITH ANY DEMAND FOR PAYMENT OF RENTS MADE BY BENEFICIARY CONTEMPLATED BY THIS DEED OF TRUST.

     9.4  Collection of Rent.  At any time during which Grantor is receiving
          ------------------
Rents directly from any of the lessees under the Leases, Grantor shall, upon receipt of written direction from Beneficiary, make demand and/or sue for all Rents due and payable under one or more Leases, as directed by Beneficiary, as it becomes due and payable, including Rents which are past due and unpaid. If Grantor fails to take such action, or at any time during which Grantor is not receiving Rents directly from lessees under the Leases, Beneficiary shall have the right (but shall be under no duty) to demand, collect and sue for, in its own name or in the name of Grantor, all Rents due and payable under the Leases, as it becomes due and payable, including Rents which are past due and unpaid.

                                   ARTICLE X

                              SECURITY AGREEMENT
                              ------------------

     10.1 Security Interest.  This Deed of Trust (a) shall be construed as a
          -----------------
Deed of Trust on real property, and (b) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute until the grant of this Deed of Trust shall terminate as provided in
Article II hereof, a first and prior security interest under the Code as to
----------
property within the scope thereof and in the state where the Mortgaged Property is located with respect to the Personalty, Fixtures, Contracts and Leases. To this end, Grantor GRANTS to, has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Trustee and Beneficiary, a first and prior security interest and all of Grantor's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Contracts and Leases to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations. It is the intent of Grantor, Beneficiary, and Trustee that this Deed of Trust encumber all Leases and that all items contained in the definition of "Leases" which are included within the Code be covered by the security interest granted in this Article X; and all items contained in the
                                      ---------
definition of "Leases" which are excluded from the Code be covered by the provisions of Article II hereof.
              ----------

     10.2 Financing Statements.  Grantor hereby agrees with Beneficiary to
          --------------------
execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such "Financing Statements" and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect, and preserve Beneficiary's security interest herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest.

     10.3 Fixture Filing.  This Deed of Trust shall also constitute a "fixture
          --------------
filing" for the purposes of the Code. All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained from either party at the address of such party set forth herein. For purposes of the security interest herein granted, the address of debtor (Grantor) is set forth in the first paragraph of this Deed of Trust and the address of the secured party (Beneficiary) is set forth in Article I hereof.
                                                               ---------

                                  ARTICLE XI

                            CONCERNING THE TRUSTEE
                            ----------------------

     11.1 No Required Action.  Trustee shall not be required to take any action
          ------------------
toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in Trustee's opinion, such action would be likely to involve Trustee in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

     11.2 Certain Rights.  With the approval of Beneficiary, Trustee shall have
          --------------
the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.

     11.3 Retention of Money.  All moneys received by Trustee shall, until used
          ------------------
or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

     11.4 Successor Trustees.  Trustee may resign by the giving of notice of
          ------------------
such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary shall prefer to appoint a substitute Trustee or multiple substitute Trustees, or successive substitute Trustees or successive multiple substitute Trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute Trustee (or, if preferred, multiple substitute Trustees) in succession who shall succeed (and if multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or Trustee's successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute Trustees, whenever any action or undertaking of such substitute Trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

     11.5 Perfection of Appointment.  Should any deed, conveyance, or instrument
          -------------------------
of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

     11.6 Succession Instruments.  Any substitute Trustee appointed pursuant to
          ----------------------
any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

     11.7 No Representation by Trustee or Beneficiary.  By accepting or
          -------------------------------------------
approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     12.1 Release.  If the Indebtedness is paid in full in accordance with the
          -------
terms of this Deed of Trust, the Notes, the Letters of Credit, the Credit Agreement, and the other Loan Documents, neither Beneficiary nor any Bank has any further obligation to make advances under the Credit Agreement or any of the other Loan Documents, and if Borrower and Grantor shall well and truly perform each and every of the Obligations to be performed and discharged in accordance with the terms of this Deed of Trust, the Notes, the Letters of Credit, the Credit Agreement and the other Loan Documents, then this conveyance shall become null and void and be released at Grantor's request and expense, and Beneficiary shall have no further obligation to make advances under and pursuant to the provisions hereof or in the other Loan Documents.

     12.2 Survival of Obligations.  Each and all of the Obligations shall
          -----------------------
survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided, however, that nothing contained in this Section shall limit the obligations of Grantor as otherwise set forth herein.

     12.3 Recording and Filing.  Grantor will cause the Loan Documents requested
          --------------------
by Beneficiary and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, documentary stamp taxes, fees, and other charges.

     12.4 Notices.  All notices or other communications required or permitted to
          -------
be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee, (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee, or (iv) by prepaid telegram, telex, or telefacsimile to the addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth herein; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth herein.

     12.5 Covenants Running with the Land.  All Obligations contained in this
          -------------------------------
Deed of Trust and the other Loan Documents are intended by Grantor, Beneficiary, and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Deed of Trust has been fully released by Beneficiary.

     12.6 Successors and Assigns.  Subject to the provisions of Sections 6.7 and
          ----------------------                                ----------------
6.8 hereof, all of the terms of the Loan Documents shall apply to, be binding
---
upon, and inure to the benefit of the parties thereto, their successors, assigns, heirs, and legal representatives, and all other persons claiming by, through, or under them.

     12.7 No Waiver; Severability.  Any failure by Trustee or Beneficiary to
          -----------------------
insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor or others of any of the terms, provisions, or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provisions, or conditions thereof, and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor or others of any and all of such terms, provisions, and conditions. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

     12.8 Counterparts.  To facilitate execution, this Deed of Trust may be
          ------------
executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Deed of Trust to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

     12.9   Governing Law.  This Deed of Trust is executed and delivered as an
            -------------
incident to a lending transaction negotiated and consummated in County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Grantor, for itself and its successors and assigns, hereby irrevocably
(i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas, (ii) waives, to the fullest extent permitted by law, and objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan Document brought in the District Court of Dallas County, Texas, or in the United States District Court for the Northern District of Texas, Dallas Division, (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, and (iv) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts. Grantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Beneficiary to serve process in any other manner permitted by law or shall limit the right of Beneficiary to bring any action or proceeding against Grantor or with respect to any of Grantor's property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor acknowledges that these waivers are a material inducement to Beneficiary's agreement to enter into agreements and obligations evidenced by the Loan Documents, that Beneficiary has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any litigation, this Deed of Trust may be filed as a written consent to a trial by the court.

     12.10  Subrogation.  If any or all of the proceeds of the Notes have been
            -----------
used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the Obligations.

     12.11  Rights Cumulative.  Beneficiary shall have all rights, remedies, and
            -----------------
recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property or any portion thereof), and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Grantor, Borrower or others obligated for the Indebtedness or any part thereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Beneficiary, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive. All rights and remedies of Beneficiary hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

     12.12  Payments.   Remittances in payment of any part of the Indebtedness
            --------
other than in the required amount in funds immediately available at the place where the Notes is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in funds immediately available at the place where the Notes is payable (or such other place as Beneficiary, in Beneficiary's sole discretion, may have established by delivery of written notice thereof to Borrower or Grantor) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

     12.13  Exceptions to Covenants.  Grantor shall not be deemed to be
            -----------------------
permitted to take any action or to fail to take any action with respect to any particular covenant or condition contained herein or in any of the Loan Documents if the action or omission would result in the breach of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary, nor shall Beneficiary be deemed to have consented to any such act or omission if the same would provide cause for acceleration of the Indebtedness as a result of the breach of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary.

     12.14  Reliance.  Grantor recognizes and acknowledges that in entering into
            --------
the loan transaction evidenced by the Loan Documents and accepting this Deed of Trust, Beneficiary is expressly and primarily relying on the truth and accuracy of the foregoing warranties and representations set forth in Article III hereof
                                                             -----------
without any obligation to investigate the Mortgaged Property and notwithstanding any investigation of the Mortgaged Property by Beneficiary; that such reliance exists on the part of Beneficiary prior hereto; that such warranties and representations are a material inducement to Beneficiary in making the loan evidenced by the Loan Documents and the acceptance of this Deed of Trust; and that Beneficiary would not be willing to make the loan evidenced by the Loan Documents and accept this Deed of Trust in the absence of any of such warranties and representations.

     12.15  Change of Security.  Any part of the Mortgaged Property may be
            ------------------
released, regardless of consideration, by Beneficiary from time to time without impairing, subordinating, or affecting in any way the lien, security interest, and other rights hereof against the remainder. The lien, security interest, and other rights granted hereby shall not be affected by any other security taken for the Indebtedness or Obligations, or any part thereof. The taking of additional collateral, or the amendment, extension, renewal, or rearrangement of the Indebtedness or Obligations, or any part thereof, shall not release or impair the lien, security interest, and other rights granted hereby, or affect the liability of any endorser or guarantor or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any amendment, extension, renewal, or rearrangement of the Indebtedness or Obligations, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Mortgaged Property not expressly released until the Indebtedness is fully paid and the Obligations are fully performed and discharged.

     12.16  Headings.  The Article, Section, and Subsection entitlements hereof
            --------
are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such Articles, Sections, or Subsections.

     12.17  Entire Agreement; Amendment.  THIS DEED OF TRUST AND THE OTHER LOAN
            ---------------------------
DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions hereof and the other Loan Documents may be amended or waived only by an instrument in writing signed by Grantor and Beneficiary. In the event any term or provision of this Deed of Trust expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

     12.18  Waiver of Right to Trial by Jury.  GRANTOR HEREBY IRREVOCABLY AND
            --------------------------------
UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY BENEFICIARY IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS.

     12.19  Counting of Days. The term "days" when used herein shall mean
            ----------------            ----
calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Land is located (whether legal or religious in nature), the period shall be deemed to end on the next succeeding business day. The term "business day" or "Business Day" when used
                                   ------------      ------------
herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Dallas, Texas are authorized by law to be closed.

     12.20  Beneficiary's Discretion.  Whenever pursuant to this Deed of Trust,
            ------------------------
Beneficiary exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Beneficiary and shall be final and conclusive.

     12.21  No Merger of Estates.  So long as any part of the Indebtedness and
            --------------------
the Obligations secured hereby remain unpaid and unperformed or undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge but rather shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any lessee, or any third party purchaser or otherwise.

EXECUTED as of the date first above written.


NOTICE OF INDEMNIFICATION:         GRANTOR:
-------------------------          -------

GRANTOR HEREBY ACKNOWLEDGES        CELLSTAR, LTD
AND AGREES THAT THIS DEED OF       a Texas limited partnership
TRUST CONTAINS CERTAIN
INDEMNIFICATION PROVISIONS         By:  National Auto Center, Inc.,
(INCLUDING, WITHOUT LIMITATION,         a Delaware corporation,
THOSE CONTAINED IN                      General Partner
SECTIONS 7.1(b) AND 8.4 HEREOF)
-----------------------
WHICH, IN CERTAIN
CIRCUMSTANCES, COULD INCLUDE            By: /s/ Austin P. Young
AN INDEMNIFICATION BY GRANTOR              -------------------------------
OF BENEFICIARY FROM CLAIMS OR           Name:  Austin P. Young
LOSSES ARISING AS A RESULT OF           Title: Sr. VP - CFO
BENEFICIARY'S OWN NEGLIGENCE.


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

The foregoing instrument was acknowledged before me this _________day of February, 2001, by Austin P. Young, the Senior Vice President - Chief Financial Officer of National Auto Center, Inc., a Delaware corporation, general partner of CellStar, Ltd., a Texas limited partnership, on behalf of said corporation and limited partnership.

[S E A L]
                              ____________________________________________
                              Notary Public in and for the State of Texas

                              Printed Name of Notary:__________

                              My Commission Expires:___________

List of Attachments:
-------------------

Exhibit "A" - Land Description

Exhibit "B" - Permitted Exceptions

                                  EXHIBIT "A"

                                Land Description
                                ----------------

Tract 1
-------

BEING a tract of land situated in the James Armstrong Survey, Abstract No. 30, and the William Masters Survey, Abstract No. 899, in the City of Carrollton, Dallas County, Texas, and being all of Lot 1 Block 1, CellStar Addition, an addition to the City of Carrollton as recorded in Volume 94174, Page 1589, Deed Records, Dallas County, Texas (D.R.D.C.T.), and being that tract of land described in deed to CellStar, Ltd. as recorded in Volume 95082, Page 2436, D.R.D.C.T., and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod with a yellow plastic cap stamped "HALFF ASSOC. INC." (hereinafter referred to as "with cap") set for the southwest corner of said Lot 1 Block 1, said corner also being the northwest corner of Lot 4A of Replat of Briercroft Business Park, an addition to the City of Carrollton recorded in Volume 93014, Page 661, D.R.D.C.T;

THENCE North 00 degrees 12 minutes 49 seconds East, along the common line between said Lot 1 Block 1 and an easement to Farmers Branch-Carrollton Flood Control District (F.B.C.F.C.D.) as recorded in Volume 76240, Page 2709, D.R.D.C.T., a distance of 255.14 feet to a 1/2-inch iron rod with cap set for the northeast corner of said F.B.C.F.C.D. easement, said point also being the southeast corner of an easement to F.B.C.F.C.D. as recorded in Volume 77170, Page 2334 and Volume 77170, Page 2343, both D.R.D.C.T.;

THENCE North 00 degrees 21 minutes 16 seconds East, along the common line between said Lot 1 Block 1 and said F.B.C.F.C.D. easement a distance of 501.88 feet to a 1/2-inch iron rod with cap found for the northwest corner of said Lot 1 Block 1;

THENCE South 89 degrees 38 minutes 44 seconds East, departing said common line and along the common line between said Lot 1 Block 1 and Lot 4 Block 3 of a replat of Block 2 and Lot 2, Block 3, Luna Park Place, an addition to the City of Carrollton as recorded in Volume 92100, Page 1968, D.R.D.C.T., a distance of
250.08 feet to a 1/2-inch iron rod with cap found on the west right-of-way line of West Crosby Road (60 foot right-of-way), said point being on a circular curve to the left having a radius of 160.00 feet and a chord which bears South 41 degrees 00 minutes 42 seconds East, a distance of 203.60 feet;

THENCE Southeasterly, departing said common line and along said west right-of-way line and said curve to the left through a central angle of 79 degrees 01 minute 33 seconds, an arc distance of 220.68 feet to a 1/2-inch iron rod with cap set for corner;

THENCE South 00 degrees 21 minutes 16 seconds West, departing said west right-of-way line and along the common line between Lot 1 Block l and Lot 6 Block 3, Replat Lot 6 Block 3 Luna Park Place, an addition to the City of Carrollton as recorded in Volume 94174, Page 1537, D.R.D.C.T., a distance of 350.61 feet to a 5/8-inch iron rod with cap stamped "PBS&J" found for corner;

THENCE South 89 degrees 25 minutes 05 seconds East, continuing along said common line a distance of 78.47 feet to a 1/2-inch iron rod with cap set for the northwest corner of Lot 2 of Briercroft Business Park, an addition to the City of Carrollton as recorded in Volume 85040, Page 4832, D.R.D.C.T;

THENCE South 00 degrees 27 minutes 50 seconds West, departing said common line and along the common line between said Lot 1 Block 1 and said Lot 2 a distance of 252.07 feet to a 1/2-inch iron rod with cap set on the north right-of-way line of Briercroft Court (60 foot right-of-way) for the southeast corner of said Lot 1 Block 1 and the southwest corner of said Lot 2;

THENCE North 89 degrees 47 minutes 47 seconds West, departing said common line and along said north right-of-way line a distance of 164.23 feet to a 1/2-inch iron rod found for the point of curvature of a circular curve to the right having a radius of 90.00 feet;

THENCE Northwesterly, continuing along said north right-of-way line and along said curve to the right, through a central angle of 21 degrees 02 minutes 22 seconds an arc distance of 33.05 feet to a 1/2-inch iron rod with cap set for the point of reverse curvature of a circular curve to the left having a radius of 60.00 feet;

THENCE Southwesterly, continuing along said north right-of-way line and said curve to the left, through a central angle of 54 degrees 35 minutes 47 seconds an arc distance of 57.17 feet to a 1/2-inch iron rod with cap stamped "RPLS 3989" found for corner on the south-line of said Lot 1 Block 1;

THENCE North 89 degrees 47 minutes 47 seconds West, departing said north right-of-way line and said curve and along the common line between said Lot 1 Block 1 and the aforementioned Lot 4A of Replat of Briercroft Business Park a distance of 210.75 feet to the POINT OF BEGINNING AND CONTAINING 294,798 square feet or
6.768 acres of land, more or less.

Tract 2
-------

BEING a tract of land situated in the James Armstrong Survey, Abstract No. 30, in the City of Carrollton, Dallas County, Texas and being all of Lot 4A of the Replat of Briercroft Business Park, an addition to the City of Carrollton, Texas as recorded in Volume 93014, Page 661, Deed Records, Dallas County, Texas (D.R.D.C.T.), and being all of that tract of land described in deed to CellStar, Ltd. as recorded in Volume 95050, Page 5100, D.R.D.C.T., and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod with a yellow plastic cap stamped "HALFF ASSOC. INC." (hereinafter referred to as "with cap") set for the northwest corner of said Lot 4A, said corner being on the south line of the CellStar Addition, an addition to the City of Carrollton, Texas as recorded in Volume 94174, Page 1589, D.R.D.C.T.;

THENCE South 89 degrees 47 minutes 47 seconds East, along the common line between said Lot 4A and said CellStar Addition, a distance of 210.75 feet to a 1/2-inch iron rod with a plastic cap stamped "RPLS 3989" found for corner on the westerly right-of-way line of Briercroft Court (60 feet wide) and being on a circular curve to the left having a radius of 60.00 feet and whose chord bears South 17 degrees 54 minutes 32 seconds West, a distance of 75.09 feet to a 1/2-inch iron rod with cap found for corner;

THENCE Southwesterly, departing said common line and along said westerly right-of-way line and said curve to the left, through a central angle of 77 degrees 29 minute 03 seconds, on arc distance of 81.13 feet to a 1/2-inch iron rod with cap found for the point of reverse curvature of a circular curve to the right having a radius of 90.00 feet and whose chord bears South 10 degrees 18 minutes 59 seconds East, a distance of 32.86 feet to a 1/2-inch iron rod with cap found for corner;

THENCE Southeasterly, continuing along said westerly right-of-way line of Briercroft Court and said curve to the right, through a central angle of 21 degrees 02 minutes 25 seconds, an arc distance of 33.05 feet to a 1/2-inch iron rod with cap found for the point of tangency;

THENCE South 00 degrees 12 minutes 13 seconds West. continuing along said westerly line, a distance of 621.93 feet to a 1/2-inch iron rod with cap found for corner, said corner being on the south line of said Lot 4A, said corner also being on the north line of a tract of land described in deed to Luna Road-1994, Ltd. as recorded in Volume 94144, Page 3229, D.R.D.C.T.;

THENCE North 89 degrees 47 minutes 47 seconds West, departing said west line and along said south line a distance of 194.86 feet to a 5/8-inch iron rod found for corner on the west line of said Lot 4A, said corner also being on the east line of an easement to Farmers Branch-Carrollton Flood Control District as recorded in Volume 76240, Page 2709, D.R.D.C.T.;

THENCE North 00 degrees 16 minutes 43 seconds East, departing said south line and along said west line, a distance of 725.78 feet to the POINT OF BEGINNING AND CONTAINING 140.730 square feet or 3.231 acres of land, more or less.

                                  EXHIBIT "B"

                             Permitted Exceptions
                             --------------------

     The following items are Permitted Exceptions to the extent they are valid and subsisting and affect the Mortgaged Property:

1. Restrictive covenants recorded in Volume 85184, Page 742, Deed Records, Dallas County, Texas (Tract 1).

2. The following items as set out on plat recorded in Volume 94174, Page 1589, Map Records, Dallas County, Texas, and as shown on survey prepared by Andrew J. Shafer, Registered Professional Land Surveyor No. 5017, dated February 26, 2001:

     1)  Twenty foot power easement;
     2)  Fifteen foot utilities easement;
     3)  Fifteen foot Texas Power & Light Company easement; and
     4)  Ten foot underground easement.  (Tract 1)

3. Easement granted by Lucy Kate Belknap and Mary Jane Mayfield to Farmers Branch-Carrollton Flood Control District, dated February 28, 1977, filed for record on August 31, 1977 and recorded in Volume 77170, Page 2334, Deed Records, Dallas County, Texas, as revised by instrument recorded in Volume 77170, Page 2343, Deed Records, Dallas County, Texas, as shown on plat recorded in Volume 94174, Page 1589, Map Records, Dallas County, Texas, and as shown on survey prepared by Andrew J. Shafer, Registered Professional Land Surveyor No. 5017, dated February 26, 2001. (Tract 1)

4. The following items as set out on plat recorded in Volume 93014, Page 661, Map Records, Dallas County, Texas, and as shown on survey prepared by Andrew J. Shafer, Registered Professional Land Surveyor No. 5017, dated February 26, 2001:

     1)  Fifteen foot Texas Power & Light Company easement; and
     2)  Variable width visibility corner easements.  (Tract 2)

5. Easement granted by H. B. Robb, Jr.; Stuart Hunt and Robert A. Yarber to Farmers Branch-Carrollton Flood Control District, dated December 9, 1976, filed for record on December 14, 1976 and recorded in Volume 76240, Page 2709, Map Records, Dallas County, Texas, as shown on plat recorded in Volume 93014, page 661, Map Records, Dallas County, Texas, and as shown on survey prepared by Andrew J. Shafer, Registered Professional Land Surveyor No. 5017, dated February 26, 2001. (Tract 2)

6. Easement granted by National Auto Center, Inc. to the City of Carrollton, dated October 20, 1994, filed for record on October 26, 1994 and recorded in Volume 94207, Page 2014, Deed Records, Dallas County, Texas, and as shown on survey prepared by Andrew J. Shafer, Registered Professional Land Surveyor No. 5017, dated February 26, 2001. (Tract 2)

7. All of the oil, gas and other minerals and all other elements not considered a part of the surface estate are excepted herefrom, reserved in instrument recorded in Volume 80219, Page 227, Deed Records, Dallas County, Texas, and as noted on survey prepared by Andrew J. Shafer, Registered Professional Land Surveyor No. 5017, dated February 26, 2001. (Tract 1)